   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 2007


                                                     REGISTRATION NOS. 33-21677;
                                                                        811-5547
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         PRE-EFFECTIVE AMENDMENT NO. [ ]
                       POST-EFFECTIVE AMENDMENT NO. 61 [X]


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                              AMENDMENT NO. 64 [X]


                                  LAUDUS TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 P. O. BOX 8032
                                BOSTON, MA 02266
               (Address of Principal Executive Offices) (Zipcode)

                                  888.517.9900
              (Registrant's Telephone Number, including Area Code)

NAME AND ADDRESS OF AGENT FOR SERVICE:              COPIES TO:
--------------------------------------------        ----------
RANDALL W. MERK                                     THOMAS S. HARMAN, ESQ.
Charles Schwab Investment Management, Inc.          Morgan, Lewis & Bockius LLP
101 Montgomery Street                               1111 Pennsylvania Avenue, NW
San Francisco, CA 94104                             Washington, D.C. 20004

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b)


[ ]   On (date) pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)


[X]   On February 15, 2008 pursuant to paragraph (a)(1)


[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   On (date) pursuant to paragraph (a)(2) of Rule 485

================================================================================

PROSPECTUS

 _________ , 2008


                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

LAUDUS MONDRIAN EMERGING MARKETS FUND

LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND

ADVISER
Charles Schwab Investment Management, Inc.

SUBADVISER
Mondrian Investment Partners Limited

The Securities and Exchange Commission has not approved or disapproved of the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime. Please see the inside front cover of this prospectus for important privacy policy information.

SHAREHOLDER SERVICES
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor and Select Shares
WWW.LAUDUS.COM

LAUDUS FUNDS PRIVACY POLICY--A COMMITMENT TO YOUR PRIVACY
At the Laudus Funds ("Laudus") our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication.

Below, you will find details about Laudus' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information.

Our privacy policy applies only to those individual shareholders who have a direct customer relationship with us. Shareholders purchasing or owning shares of the Laudus Funds through their bank, broker or other financial institution should consult that financial institution's privacy policies, as that financial institution's policies apply to you and ours will not.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.
- APPLICATION AND REGISTRATION INFORMATION.
We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, e-mail address, Social Security number, employment information and date of birth.
- ACCOUNT HISTORY.
Once you have opened an account with us, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.
- THIRD-PARTY INFORMATION PROVIDERS.
We may collect information about you from information services and consumer reporting agencies to verify your identity.

WEBSITE USAGE
When you visit our Website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar Web tools to enhance your Web experience. These tools enable us to recognize you when you return to our site, to maintain your Web session while you browse, as well as help us provide you with a better, more personalized experience at Laudus.

HOW WE SHARE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
- to help us process transactions for your account;
- when we use another company to provide services for us, such as printing and mailing your account statements;
- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are contractually obligated to maintain strict confidentiality and are not permitted to transfer such information to a third party except as required by law or as permitted by law to enable them to perform the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Laudus takes steps to protect you from identity theft by:
- utilizing client identification and authentication procedures before initiating transactions;
- ensuring our employees are trained to safeguard personal information about you.
You can also help protect your identity and accounts. Here are a few steps to remember:
- Laudus will never request your account number, login password, or Social Security number in either a non-secure or unsolicited e-mail communication;
- shred documents that contain personal information;
- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) or personal data.

GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly by calling 1.800.447.3332.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS
If you have any questions or concerns, please contact us by email at clientcommunications@laudusfunds.com or call 1.800.447.3332.

This Privacy Policy is issued by Laudus Trust, on behalf of Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund.

                               TABLE OF CONTENTS


                                                                PAGE
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
SUMMARY OF PRINCIPAL RISKS..................................      2

LAUDUS MONDRIAN EMERGING MARKETS FUND.......................      3

  FEES AND EXPENSES.........................................      6

LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND.............      7

  FEES AND EXPENSES.........................................     11

MANAGEMENT OF THE FUNDS.....................................     14

MULTIPLE CLASSES............................................     15

PURCHASING SHARES...........................................     16

INDIVIDUAL RETIREMENT ACCOUNTS..............................     18

REDEEMING SHARES............................................     18

EXCHANGING AND CONVERTING SHARES............................     20

HOW THE TRUST PRICES SHARES OF THE FUNDS....................     21

DISTRIBUTIONS...............................................     21

TAXES.......................................................     22

DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION..............     23

             INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
                         AND SUMMARY OF PRINCIPAL RISKS

The following is a description of the investment objectives and principal investment strategies of the:

     -  Laudus Mondrian Emerging Markets Fund
     -  Laudus Mondrian International Fixed Income Fund

(each, a "Fund" and, collectively, the "Funds"). Each of the Funds is a series of Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM" or the "Adviser"). Mondrian Investment Partners Limited ("Mondrian" or the "Subadviser") acts as subadviser to the Funds.

This section also contains the principal risks of each Fund. Please be sure to read this additional information BEFORE you invest.

                     LAUDUS MONDRIAN EMERGING MARKETS FUND

TICKER SYMBOLS
Investor Shares: LEMIX
Select Shares: LEMSX
Institutional Shares: LEMNX

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an international fund and generally invests in large capitalization equity securities of emerging market companies, as described below, that, in the Subadviser's opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the Subadviser. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain non-traditional equity securities, and warrants. The Fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depositary receipts or other securities representing underlying shares of non-U.S. issuers. Companies with large market capitalizations generally are those with market capitalizations of $5 billion or more. To the extent that the Fund invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. The Fund is considered "non-diversified", which means that it may invest in the securities of relatively few issuers. Typically, the Fund will invest in approximately 30-40 securities.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in the securities of emerging markets issuers. The Fund will notify its shareholders at least 60 days before changing this policy. While the Fund will not concentrate more than 25% of its assets in any single industry, the Fund may focus its investments in companies in each of the financial services, energy and natural resources sectors, each of which comprises several related industries.

The Subadviser's approach in selecting investments for the Fund is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Subadviser identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The Subadviser conducts fundamental research on a global basis in order to identify securities that, in the Subadviser's opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. The Subadviser's general management strategy emphasizes long-term holding of securities, although securities may be sold in the Subadviser's discretion without regard to the length of time they have been held.


The Fund considers an "emerging country" to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index.


In considering possible emerging countries in which the Fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.

Although this is not an exclusive list, the Subadviser considers an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; or (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. The Subadviser determines eligibility based on publicly available information and inquiries made of the companies.

Currently, investing in many emerging countries is not feasible, or may, in the Subadviser's opinion, involve unacceptable political or governance risks. The Fund focuses its investments in those emerging countries where the Subadviser considers the economies to be developing strongly and where the markets are becoming more sophisticated.

The Fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. Currency considerations carry a special risk for a portfolio of international securities. The Subadviser primarily uses a purchasing power parity approach to evaluate currency risk. In this regard, the Fund may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

The Fund may buy and sell portfolio securities actively. As a result, the Fund's portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS
Market Risk. Stock markets and the value of the investments owned by the Fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Management Risk. As with all actively managed funds, the strategy of the Fund's managers--its Adviser and Subadviser--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

Large-Cap Risk. Many of the risks of this Fund are associated with its investments in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments--bonds or small-cap stocks, for instance--the Fund's performance also will lag those investments.

Sector Risk. The Fund is also subject to the risk that the securities of issuers in the financial services, energy and natural resources sectors that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are focused in issuers conducting business in the same sector, the Fund is subject to risk associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that sector.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The Fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and management risk, are discussed elsewhere in this section. The Fund's use of derivatives is also subject to credit risk, liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the Fund could lose money if the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Liquidity risk is the risk that the Fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Leverage Risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Securities Lending. The Fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund's performance could be reduced.

Non-Diversification Risk. The Fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities in a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE INFORMATION
Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                INSTITUTIONAL    SELECT    INVESTOR
                                                                -------------    ------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A          N/A        N/A
Maximum Deferred Sales Charge (Load)........................         N/A          N/A        N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A          N/A        N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase)(a)............................        2.00%        2.00%      2.00%
Exchange Fee................................................         N/A          N/A        N/A

------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL    SELECT    INVESTOR
                                                       -------------    ------    --------
Management Fees                                             1.20%        1.20%      1.20%
Distribution and Shareholder Service (12b-1) Fees           None         None       0.25%
Other Expenses(b)                                           0.33%        0.48%      0.48%
                                                           -----        -----      -----
Total Annual Fund Operating Expenses                        1.53%        1.68%      1.93%
Less Fee Waiver and/or Expense Reimbursement(c)            (0.08%)      (0.16%)    (0.13%)
                                                           -----        -----      -----
Net Expenses                                                1.45%        1.52%      1.80%
                                                           =====        =====      =====

                        EXAMPLE
-------------------------------------------------------
                                      AFTER      AFTER
                                      1 YEAR    3 YEARS
                                      ------    -------
Institutional                          $148(c)   $476
Select                                 $155(c)   $514
Investor                               $183(c)   $594

------------------------
b "Other expenses" are based on estimated amounts for the current fiscal year. c Pursuant to the Adviser's contractual undertaking (the "Expense Limitation
   Agreement") to waive its management fee and bear certain expenses for the Institutional, Select and Investor classes when the operating expenses reach 1.45%, 1.52% and 1.80%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to the Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND

TICKER SYMBOLS
Investor Shares: LIFIX
Select Shares: LIFSX
Institutional Shares: LIFNX

INVESTMENT OBJECTIVE
The Fund seeks long-term total return consistent with its value-oriented investment approach.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in fixed income securities that may also provide the potential for capital appreciation. The Fund is an international fund that invests primarily in issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Fund intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions and companies. They will generally be rated, at the time of investment, BBB or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality. The Fund may invest up to 5% of its assets (determined at time of purchase) in fixed-income securities rated below investment grade, including government securities as discussed below. The Fund may invest up to 5% of its assets (determined at time of purchase) in emerging markets. The Fund considers an "emerging country" to be any country except those in either the Citigroup Non-U.S. Dollar World Government Bond Index or the JP Morgan Government Bond Index Broad. It is anticipated that no more than 25% of the Fund's assets (determined at time of purchase) will be invested in corporate debt obligations under normal circumstances. The Fund may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Fund may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, United Kingdom and the United States.


The Fund is considered "non-diversified", which means that it may invest in the securities of relatively few issuers.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days before changing this policy.

The Subadviser's approach in selecting investments for the Fund is oriented to country selection and is value driven. In selecting fixed income instruments for the Fund, the Subadviser identifies those countries' fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The Subadviser conducts extensive fundamental research on a global basis, and it is through this effort that attractive fixed income markets are selected for investment. The core of the fundamental research effort is a value-oriented prospective real yield approach which looks at today's yield in each market and subtracts from it forecasted inflation for the next two years to identify value as a forward looking potential real yield. Comparisons of the values of different possible investments are then made. The higher the prospective real yield the higher the relative allocation and conversely the lower the prospective real yield the lower the allocation or even a zero allocation.

The Fund may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank. For increased safety, the Fund currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. Government securities, the Fund may invest in securities guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States, such as Ginnie Mae. The Fund also may invest in securities issued by the U.S. Government or its agencies and instrumentalities such as Fannie Mae and Freddie Mac.

Currency considerations carry a special risk for a portfolio of international securities. The Subadviser uses a purchasing power parity approach to evaluate currency risk. In this regard, the Fund may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities. This hedging may be in the form of cross hedging where currency is the U.S. dollar. Hedging and cross hedging may be used to identify value opportunities in the currency markets.

It is anticipated that the average weighted maturity of the Fund will be in the three- to 10-year range. If the Subadviser anticipates a declining interest rate environment, the average weighted maturity may be extended beyond 10 years. Conversely, if the Subadviser anticipates a rising rate environment, the average weighted maturity may be shortened to less than three years.


The Fund may buy and sell portfolio securities actively. As a result, the Fund's portfolio turnover rate and transaction costs will rise, which may lower Fund performance and increase the likelihood of capital gain distributions. The turnover rate may also be affected by cash requirements from redemptions of the Fund's shares.


For temporary defensive purposes, during unusual economic or market conditions or for liquidity purposes, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the Fund engages in such activities, it may not achieve its investment objective.

PRINCIPAL RISKS

Market Risk. Bond markets and the values of the securities owned by the Fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Interest Rate Risk. The Fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund's yield will change over time. During periods when interest rates are low, the Fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the Fund's share price to fall. The longer the Fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk. The Fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the Fund's share price to fall. Although the Fund invests primarily in investment-grade securities, the Fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

Credit Risk of Certain U.S. Government Securities. The Fund invests in securities which are guaranteed by the full faith and credit of the U.S. Government. The Fund may also invest in securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the Fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund themselves.

Prepayment and Extension Risk. The Fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Management Risk. As with all actively managed funds, the strategy of the Fund's managers--its investment adviser and subadviser--may not achieve their desired results. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

Foreign Investment Risk. Investments in securities of foreign issuers involve certain risks that are more significant than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies. A fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Foreign government securities can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.

Emerging Markets Risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Currency Risk. As a result of its investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk. The Fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The Fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The Fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the Fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gain. These risks could cause the Fund to lose more than the principal amount invested.

Leverage Risk. Certain Fund transactions, such as derivatives, may give rise to a form of leverage and may expose the Fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the Fund's portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Securities Lending. The Fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the Fund are fully collateralized. However, if the borrowing institution defaults, the Fund's performance could be reduced.

Non-Diversification Risk. The Fund is non-diversified and, as such, may invest a greater percentage of its assets in the securities in a single issuer than a fund that is diversified. A non-diversified fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PERFORMANCE INFORMATION
Because the Fund is new, no performance figures are given. This information will appear in a future version of the Fund's prospectus.

                               FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                INSTITUTIONAL    SELECT    INVESTOR
                                                                -------------    ------    --------
SHAREHOLDER FEES (paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases............         N/A          N/A        N/A
Maximum Deferred Sales Charge (Load)........................         N/A          N/A        N/A
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................         N/A          N/A        N/A
Redemption Fee (charged only to shares redeemed or exchanged
  within 30 days of purchase)(a)............................        2.00%        2.00%      2.00%
Exchange Fee................................................         N/A          N/A        N/A

------------------------
a The Trust reserves the right, in its sole discretion, to waive this fee when, in its judgment, such waiver would be in the best interests of the Trust or the Fund. See "Redeeming Shares." The Fund charges no other redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                ANNUAL OPERATING EXPENSES
------------------------------------------------------------------------------------------
                                                       INSTITUTIONAL    SELECT    INVESTOR
                                                       -------------    ------    --------
Management Fees                                             0.60%        0.60%      0.60%
Distribution and Shareholder Service (12b-1) Fees           None         None       0.25%
Other Expenses(b)                                           0.23%        0.38%      0.38%
                                                           -----        -----      -----
Total Annual Fund Operating Expenses                        0.83%        0.98%      1.23%
Less Fee Waiver and/or Expense Reimbursement(c)            (0.08%)      (0.16%)    (0.13%)
                                                           -----        -----      -----
Net Expenses                                                0.75%        0.82%      1.10%
                                                           =====        =====      =====

                        EXAMPLE
-------------------------------------------------------
                                      AFTER      AFTER
                                      1 YEAR    3 YEARS
                                      ------    -------
Institutional                          $ 77(c)   $257
Select                                 $ 84(c)   $296
Investor                               $112(c)   $378

------------------------
b "Other expenses" are based on estimated amounts for the current fiscal year. c Pursuant to the Adviser's contractual undertaking (the "Expense Limitation
   Agreement") to waive its management fee and bear certain expenses for the Institutional, Select and Investor classes when the operating expenses reach 0.75%, 0.82% and 1.10%, respectively (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). The Expense Limitation Agreement will be in place until at least July 30, 2009. The Adviser may, but is not required to, extend the Agreement for additional years. Any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by the Fund to Adviser during the next two fiscal years to the extent that the repayment will not cause the Fund's Net Expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S


              OTHER EMERGING MARKETS LARGE CAPITALIZATION ACCOUNTS



Mondrian also serves as adviser to other emerging markets large capitalization accounts (the "Other Emerging Markets Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Emerging Markets Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS MONDRIAN EMERGING MARKETS FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Mondrian Emerging Markets Fund may vary from the performance of the Other Emerging Markets Accounts. The performance information shown below is based on a composite of all of Mondrian's accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian Emerging Markets Fund and has been adjusted to give effect to the annualized net expenses of the Investor Shares of the Laudus Mondrian Emerging Markets Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other Emerging Markets Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Emerging Markets Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Emerging Markets Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Emerging Markets Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Investor Shares of the Laudus Mondrian Emerging Markets Fund, which has a higher expense ratio than the Select Shares and Institutional Shares.



The bar chart and table below show:



     - Changes in the Other Emerging Markets Accounts' performance from year to year since inception; and


     - How the Other Emerging Markets Accounts' average annual returns over one year, and since inception compare to those of a broad-based securities market index.



YEARLY PERFORMANCE (%)--OTHER EMERGING MARKETS ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF INVESTOR SHARES)



                               YEARLY PERFORMANCE


                                  (BAR CHART)
ANNUAL RETURN (%)

             28.61%
              2006     2007


         CALENDAR YEAR


During all periods shown in the bar graph, the Other Emerging Markets Accounts' highest quarterly return was _____%, for the quarter ended _______, and their lowest quarterly return was _____%, for the quarter ended _______.



PERFORMANCE TABLE


This table shows how the Other Emerging Markets Accounts' performance compares with the returns of a broad-based securities market index.



      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)*



                                                                PAST ONE      SINCE
                                                                  YEAR      INCEPTION
                                                                --------    ---------
Other Emerging Markets Accounts (adjusted for the fees and
  expenses of Institutional Shares).........................        --          --
Other Emerging Markets Accounts (adjusted for the fees and
  expenses of Select Shares)................................        --          --
Other Emerging Markets Accounts (adjusted for the fees and
  expenses of Investor Shares)..............................        --          --
MSCI Emerging Markets (Net) Index...........................        --          --


------------------------

* All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.


* Reflects no deduction for fees, expenses or taxes. The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 26 emerging market countries and is net of dividends and taxes.

                  PERFORMANCE INFORMATION FOR THE SUBADVISER'S


                   OTHER INTERNATIONAL FIXED INCOME ACCOUNTS



Mondrian also serves as adviser to other international fixed income accounts (the "Other Fixed Income Accounts") that have investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian International Fixed Income Fund. THE INFORMATION BELOW DOES NOT REPRESENT THE HISTORICAL PERFORMANCE OF THE LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND AND SHOULD NOT BE CONSIDERED A PREDICTION OF ITS FUTURE PERFORMANCE. The performance of the Laudus Mondrian International Fixed Income Fund may vary from the performance of the Other Fixed Income Accounts. The performance information shown below is based on a composite of all of Mondrian's accounts with investment objectives, policies and strategies that are substantially similar to those of the Laudus Mondrian International Fixed Income Fund and has been adjusted to give effect to the annualized net expenses of the Investor Shares of the Laudus Mondrian International Fixed Income Fund (as set forth in the Annual Fund Operating Expenses table, above). None of the Other Fixed Income Accounts have been registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act. If the Other Fixed Income Accounts had been registered under the 1940 Act, their performance and the composite performance might have been adversely affected. In addition, the Other Fixed Income Accounts were not subject to Subchapter M of the Internal Revenue Code. If the Other Fixed Income Accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. As noted below, the returns in the bar chart reflect adjustments for the fees and expenses of Investor Shares of the Laudus Mondrian International Fixed Income Fund, which has a higher expense ratio than the Select Shares and Institutional Shares.



The bar chart and table below show:



     - Changes in the Other International Fixed Income Accounts' performance from year to year over the last ten calendar years; and


     - How the Other International Fixed Income Accounts' average annual returns over one year, five years, and ten years compare to those of a broad-based securities market index.



YEARLY PERFORMANCE (%)--OTHER INTERNATIONAL FIXED INCOME ACCOUNTS (ADJUSTED FOR FEES AND NET EXPENSES OF INVESTOR SHARES)



                               YEARLY PERFORMANCE


                                  (BAR CHART)
ANNUAL RETURN (%)

              9.08%                              26.11%   21.29%   13.58%             6.03%
                      -5.96%   -0.97%   -1.98%                              -10.97%
              1998     1999     2000     2001     2002     2003     2004     2005     2006     2007


         CALENDAR YEAR

------------------------


During all periods shown in the bar graph, the Other International Fixed Income Accounts' highest quarterly return was _____%, for the quarter ended _______, and their lowest quarterly return was _____%, for the quarter ended _______.



PERFORMANCE TABLE


This table shows how the Other International Fixed Income Accounts' performance compares with the returns of a broad-based securities market index.



      AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING DECEMBER 31, 2007)*



                                                                PAST ONE    PAST FIVE    PAST TEN      SINCE
                                                                  YEAR        YEARS       YEARS      INCEPTION
                                                                --------    ---------    --------    ---------
Other International Fixed Income Accounts (adjusted for the
  fees and expenses of Institutional Shares)................
Other International Fixed Income Accounts (adjusted for the
  fees and expenses of Select Shares).......................
Other International Fixed Income Accounts (adjusted for the
  fees and expenses of Investor Shares).....................
Citigroup Non-USD World Government Bond Index...............


------------------------

* All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.


* Reflects no deduction for fees, expenses or taxes. The Citigroup Non-USD World Government Bond Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

                            MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

CSIM serves as the Funds' investment adviser and Mondrian serves as subadviser to the Funds.

In its capacity as subadviser, Mondrian provides day-to-day portfolio management services to the Funds, while, as adviser, CSIM supervises Mondrian and assumes other functions, including managing the Funds' other affairs and business, subject to the supervision of the Board of Trustees.

The Funds pay CSIM an advisory fee for these services on a monthly basis. CSIM--and not the Funds--pays a portion of the advisory fees it receives to Mondrian in return for its services.

The Laudus Mondrian Emerging Markets Fund will pay CSIM an advisory fee of 1.20% for the first $1 billion of average daily net assets under management and 1.15% of such assets over $1 billion. The Laudus Mondrian International Fixed Income Fund will pay CSIM an advisory fee of 0.60% of average daily net assets under management.

As described in the "Annual Fund Operating Expenses" tables in the section entitled "Fees and Expenses," CSIM has entered into an Expense Limitation Agreement to reduce its management fees and bear certain expenses until July 30, 2009, to limit the total annual operating expenses of the Funds. Under that agreement, any amounts waived or reimbursed in a particular fiscal year will be subject to reimbursement by each Fund to CSIM during the next two fiscal years to the extent that repayment will not cause the Funds' expenses to exceed the current limit (as stated in the Expense Limitation Agreement) during the respective year.

INVESTMENT ADVISER AND SUBADVISER
The investment adviser for the Funds is CSIM, 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, CSIM today serves as investment adviser for all of the Schwab Funds and Laudus Funds. As of September 24, 2007, CSIM managed 71 mutual funds and approximately $220.15 billion in assets.

Mondrian's address is Fifth Floor, 10 Gresham Street, London EC2V 7JD. Mondrian provides investment advisory services to a number of institutional investors. As of September 24, 2007, Mondrian managed $63.6 billion in assets.

A discussion regarding the basis for the Board's approval of the Funds' investment advisory and subadvisory agreements will be available in the Funds' annual and/or semi-annual reports.

PORTFOLIO MANAGEMENT

Andrew Miller and Ginny Chong are responsible for the day-to-day management of the Laudus Mondrian Emerging Markets Fund. Mr. Miller and Mrs. Chong have been with Mondrian since 2000, where both are currently Senior Portfolio Managers for the Global Emerging Markets team. Both are active members of the Global Emerging Markets Equity Investment Committee.

Christopher Moth and David Wakefield are responsible for the day-to-day management of the Laudus Mondrian International Fixed Income Fund. Mr. Moth has been with Mondrian since 1992, where he is a Director and Chief Investment Officer for Global Fixed Income and Currency. Mr. Moth also chairs the Global Fixed Income and Currency Committee meetings. Mr. Wakefield has been with Mondrian since 2001, where he is currently a Senior Portfolio Manager for the Global Fixed Income team and is an active member of the Global Fixed Income and Currency Committee.

DISTRIBUTOR

Institutional Shares, Select Shares and Investor Shares of the Funds are offered on a continuous basis through the Trust's principal underwriter, ALPS Distributors, Inc. (the "Distributor"). The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Investor Class Shares of the Trust are subject to an annual distribution and shareholder service fee (a "Distribution and Shareholder Service Fee") of up to 0.25% of the Funds' Investor Shares' average daily net assets attributable thereto in accordance with a distributor and shareholder service plan (a "Distributor and Shareholder Service Plan") adopted by the Trustees pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Shareholder Service Fee is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Investor Shares and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of Investor Shares of the Trust. The Distribution and Shareholder Service Fee will not be retained by the Distributor but will instead be reallowed to financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the applicable Fund. Although the Distributor acts as principal underwriter for Institutional Shares and Select Shares of the Fund, as noted below, the Funds pay no fees to the Distributor in connection with such shares under the Distribution and Shareholder Service Plan.

Expenses and services for which the Distributor or another intermediary or agent may be compensated include, without limitation, expenses (including overhead and telephone expenses) of, and compensation to, employees of the Distributor or of intermediaries who engage in distribution or servicing of Investor Shares, printing of prospectuses and reports for other than existing Investor Class shareholders, advertising, preparing, printing and distributing sales literature and forwarding communications from the Trust to such persons. The Distribution and Shareholder Service Plan is of the type known as a "compensation" plan. This means that the fees are payable to compensate the Distributor or intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

CSIM may pay certain Intermediaries (as defined below) for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, CSIM may pay certain Intermediaries for providing distribution, marketing or promotional services. The payments described by this paragraph are not paid by the Fund or their shareholders and may be substantial.

                                MULTIPLE CLASSES

As indicated previously, the Funds offer three classes of shares in this Prospectus to investors, with eligibility for purchase depending on the amount invested in a particular Fund. The three classes of shares are Institutional Shares, Select Shares and Investor Shares. The following table sets forth basic investment and fee information for each class.

Payment for shares of the Funds will not be accepted until November 5, 2007.

                                                                                                  ANNUAL
                                                                                               DISTRIBUTION
                                                                  MINIMUM                          AND
                                                                INITIAL FUND    SUBSEQUENT     SHAREHOLDER
NAME OF CLASS                                                   INVESTMENT*     INVESTMENT*    SERVICE FEE
-------------                                                   ------------    -----------    ------------
Institutional...............................................      $500,000         None               0
Select......................................................      $ 50,000         None               0
Investor....................................................      $    100         None            0.25%

------------------------
* Certain exceptions apply. See "Institutional Shares" and "Investor and Select Shares" below.

Please note that Intermediaries (as defined below) may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of Fund shares, including different initial, subsequent and maintenance investment requirements.

INSTITUTIONAL SHARES
Institutional Shares may be purchased by institutions such as endowments and foundations, plan sponsors of 401(a), 401(k), 457 and 403(b) benefit plans and individuals, including clients of investment advisers. In order to be eligible to purchase Institutional Shares, an investor must make an initial investment of at least $500,000 in the particular Fund. Investment advisers may aggregate investments across client accounts in order to reach this minimum investment requirement. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, for certain wrap accounts, and for accounts held through certain intermediaries. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing Distribution and Shareholder Service Fee.

INVESTOR AND SELECT SHARES

Investor and Select Shares may be purchased by institutions, certain individual retirement accounts and individuals. In order to be eligible to purchase Investor and Select Shares, an investor must make an initial investment of at least $100 and $50,000, respectively, in the particular Fund. In its sole discretion, CSIM may waive this minimum investment requirement. CSIM may waive this investment minimum for the benefit plans described above, and for accounts held through certain intermediaries, including those who have made arrangements with the Funds to offer shares to their clients as part of various asset allocation programs. The minimum for Select Shares may also be waived for certain other investors, including directors, officers and employees of Charles Schwab and Mondrian. The Trustees have authorized the Trust to reimburse, out of the Investor and Select Class assets of the Funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares of the Funds an amount up to 0.15% of the average daily net assets of that class on an annual basis. In addition, as described below, the Distribution and Shareholder Service Plan that the Trust has adopted for Investor Shares permits the Trust to reimburse, out of the Investor Class assets of the Funds, in an amount up to 0.25% of the average daily net assets of that class on an annual basis, financial intermediaries that provide services in connection with the distribution of Investor Class shares of the Funds (see "Management of the Trust--Distributor").

GENERAL
Shares of the Funds may be sold to corporations or other institutions such as trusts, foundations, broker-dealers or other intermediaries purchasing for the accounts of others (collectively, "Intermediaries"). Investors purchasing and redeeming shares of the Funds through an Intermediary may be charged a transaction-based fee or other fee for the services provided by the Intermediary. Each such Intermediary is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions with respect to purchases and redemptions of Fund shares. Customers of Intermediaries should read this Prospectus in light of the terms governing accounts with their particular organization.

                               PURCHASING SHARES

The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "How the Trust Prices Shares of the Funds."

If you place an order through an Intermediary, please consult with that Intermediary to determine when your order will be executed. You receive either the share price next calculated after your Intermediary has received your order, if the Intermediary has such an arrangement with a Fund, or the share price next calculated after a Fund receives your order from your Intermediary. Some Intermediaries may require your orders prior to a specified cut-off time. Investors may be charged an additional fee by their Intermediary if they effect transactions through such persons.

If you deal directly with an Intermediary, you will have to follow the Intermediary's procedures for transacting with a Fund. For more information about how to purchase, sell, convert or exchange Fund shares through your Intermediary, you should contact your Intermediary directly.

INITIAL INVESTMENTS BY WIRE
Subject to acceptance by the Trust, shares of a Fund may be purchased by wiring federal funds. Please first contact the Trust at 1-800-447-3332 for complete wiring instructions. Notification must be given to the Trust at 1-800-447-3332 prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the Custodian are all open for business. A completed Account Application must be faxed to the Trust on the day the wire is sent and must also be overnighted to the Trust at Laudus Trust, c/o Boston Financial Data Services, Inc., P.O. Box 8032, Boston, Massachusetts 02266. Please call 1-800-447-3332 for details. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum initial investment requirements.

INITIAL INVESTMENTS BY MAIL
Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it, along with a check for the purchase amount, to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds. Please note the minimum initial investment requirements for each class as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum initial investment requirements.

ADDITIONAL INVESTMENTS
Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Investments by Mail" (payable to Laudus Trust) or by wiring federal funds as noted under "Initial Investments by Wire." Notification must be given at 1-800-447-3332 or to the appropriate broker-dealer prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on the wire date. Please note each class' minimum additional investment requirements as set forth above under "Multiple Classes." In its sole discretion, CSIM may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)
Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to CSIM's and the subadviser's determination that the stocks to be exchanged are acceptable. Securities accepted in exchange for Fund shares will be valued as set forth under "How the Trust Prices Shares of the Funds" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered. Accordingly, you should consult your tax adviser before making such an in-kind purchase.

A Fund will not accept securities in exchange for Fund shares unless: (i) CSIM and the subadviser believe the securities are appropriate investments for the Fund; (ii) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (iii) the securities may be acquired under the Fund's investment restrictions.

Due to local restrictions, certain emerging markets will not permit in-kind transactions.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or Intermediaries. When you open your account through your financial institution or Intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or Intermediary to identify you. This information is subject to verification by the financial institution or Intermediary to ensure the identity of all persons opening an account.

Your financial institution or Intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or Intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or Intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or Intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a Fund's performance by disrupting the efficient management of the Fund, increasing Fund transaction costs and taxes, causing the Fund to maintain higher cash balances, and diluting the value of the Fund's shares.

In order to discourage market timing, each Fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by Fund shareholders. Each Fund seeks to deter market timing through several methods. These methods may include: fair value pricing, imposition of redemption fees and trade activity monitoring. Fair value pricing and redemption fees are discussed more thoroughly in the subsequent pages of this prospectus and are considered to be key elements of the Funds' policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a Fund.

Although these methods are designed to discourage market timing, there can be no guarantee that a Fund will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each Fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of a Fund's long-term shareholders. Each Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

A Fund or its service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to a Fund. Under these procedures, the Funds have requested that service providers to the Funds monitor transactional activity in amounts and frequency determined by the Funds to be significant to a Fund and in a pattern of activity that potentially could be detrimental to a Fund. If a Fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the Fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.

If trades are effected through a financial intermediary, each Fund or its service providers will work with the intermediary to monitor possible market timing activity. The Funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in a Fund. Transactions by Fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary's own frequent trading policies, which may differ from those of the Funds. The Funds may defer to an intermediary's frequent trading policies with respect to those shareholders who invest in the Funds through such intermediary. The Funds will defer to an intermediary's policies only after the Funds determine that the intermediary's frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to a Fund and in a pattern of activity that potentially could be detrimental to the Fund. Shareholders should consult with the intermediary to determine if additional frequent trading restrictions apply to their Fund transactions.

The Funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.

OTHER PURCHASE INFORMATION
An eligible shareholder may also participate in the Laudus Funds Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account or an account at a broker or other Intermediary and invests it in Investor Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program by making a minimum initial investment that satisfies the minimum investment amount for Investor Shares and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. Intermediaries may establish different minimum subsequent transaction amounts. You should contact the Trust or your Intermediary for more information about the Laudus Funds Automatic Investment Program.

For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Transfer Agent. For a cash purchase order of Fund shares to be in "good order" on a particular day, a check or money wire must be received on or before the close of the NYSE (generally 4:00 p.m., Eastern time) on that day. If the payment is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler's checks or money orders will be accepted. In the case of a purchase in-kind of Institutional Shares, such purchase order will be rejected if the investor's securities are not placed on deposit at DTC prior to 10:00 a.m., Eastern time.

The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or a Fund. The Trust discourages market timing and maintains procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee. You may be subject to a fee of 2% if you redeem or exchange your shares within 30 days of purchase. See "Redeeming Shares." Purchases of each Fund's shares may be made in full or in fractional shares of such Fund (calculated to three decimal places). In the interest of economy and convenience, certificates for shares will not be issued.

A note on mailing procedures: If two or more members of a household own the Funds, we economize on Fund expenses by sending only one financial report and prospectus. If you need additional copies or do not want your mailings to be "householded", please call the Trust at 1-800-447-3332 or write to the Trust.

                         INDIVIDUAL RETIREMENT ACCOUNTS

Investor Shares of the Funds may be used to fund individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $100. A special application must be completed in order to create such an account.

Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                REDEEMING SHARES

Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an Account Application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption and on any expenses and charges attributable thereto. CSIM may waive the application of the short-term redemption fee, discussed above in the "Purchasing Shares" section, for 401(a), 401(k), 457 and 403(b) retirement plans, as well as for certain wrap accounts.

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to redeem Fund shares.

BY MAIL
The Trust will redeem its shares at the net asset value per share next determined after the request is received in "good order." See "How the Trust Prices Shares of the Funds." Requests should be addressed to Laudus Trust, P.O. Box 8032, Boston, Massachusetts 02266.

To be in "good order," a request must include the following documentation:

     (a) a letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;
     (b) any required signature guarantees; and
     (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES
To protect shareholder accounts, the Trust and the Transfer Agent from fraud, signature guarantees may be required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for: (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address,
(2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the Transfer Agent. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE
Provided the telephone redemption option has been authorized by an investor in an Account Application, a redemption of shares may be requested by calling the Trust at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option or the telephone exchange option (as described below) is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Payments on telephone redemptions will be suspended for a period typically expected not to exceed 10 business days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN
An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The Trust will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

EARLY REDEMPTIONS AND MARKET TIMING
Shares redeemed or exchanged within 30 days of purchase, which shall be calculated to include the 30th day, will be subject to a fee of 2%, which is intended to limit short-term trading in the Funds, or to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. Such fee will be paid to the Funds. The Trust reserves the right, in its sole discretion, to waive such fee when, in its judgment, such waiver would be in the best interests of the Trust or a Fund. The Trust may waive the redemption fee for retirement plans, wrap accounts, charitable giving funds, unregistered separate accounts and registered investment companies. While the Funds discourage mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, including the imposition of the redemption fee described above, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

FURTHER REDEMPTION INFORMATION
The Trust will not make payment on redemptions of shares purchased by check until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

The Funds reserve the right to redeem your shares in-kind in accordance with the Funds' procedures and applicable regulatory requirements. If CSIM determines that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may instead pay the redemption price in whole or in part by a distribution in-kind of readily marketable securities held by such Fund. The Trust may commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of such Fund at the beginning of such period. Securities used to redeem Fund shares in-kind will be valued in accordance with the Funds' procedures for valuation described under "How the Trust Prices Shares of the Funds." Securities distributed by a Fund in-kind will be selected by the subadviser, under CSIM's supervision, in light of each Fund's objective and generally will be a pro rata distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any securities received in payment of redemptions.

The Trust reserves the right to delay settlement for redemptions received in good order for up to seven days. The Trust may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission ("SEC"), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the Funds to dispose of their securities or to determine the value of their net assets fairly, or during any other period permitted by the SEC for the protection of investors.

Due to local restrictions certain emerging markets will not permit in-kind transactions.

                        EXCHANGING AND CONVERTING SHARES

As noted above in the "Purchasing Shares" section, if you deal directly with an Intermediary, you should contact your Intermediary for more information about how to exchange or convert Fund shares. Upon request, and subject to certain limitations, shares of a Fund, including any class of shares, may be exchanged or converted into shares of any other Fund of the Trust, or class of shares. In order to convert your shares to another class of shares, you must satisfy the minimum requirements for the new class of shares. If you deal directly with an Intermediary, please contact your Intermediary to learn more about conversion limitations that may apply. All other investors should contact the Trust at 1-800-447-3332. Although the Trust has no current intention of terminating or modifying either the exchange or conversion privileges, it reserves the right to do so at any time. A conversion of your shares for shares of another Laudus Fund is taxable as a sale of a security on which a gain or loss may be recognized. An exchange between classes within a Fund is not generally reported as a taxable event. Shareholders should receive written confirmation of an exchange or conversion within a few days of the completion of the transaction. A new account opened by exchange or conversion must be established with the same name(s), address(es) and social security number(s) as the existing account. All exchanges and conversions will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

Shareholders of the Funds will not be permitted to exchange any shares for shares of the Laudus Rosenberg International Small Capitalization Fund. Shareholders of the Funds will not be permitted to exchange any of their shares for shares of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the Laudus Rosenberg U.S. Discovery Fund or the Laudus Rosenberg U.S. Small Capitalization Fund. These Funds of the Trust are offered by a separate prospectus. Shareholders should obtain and read the prospectus for the Fund into which you are exchanging prior to placing your order.

EXCHANGE AND CONVERSION BY MAIL
To exchange or convert Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include: (a) the investor's account number; (b) the class of shares to be exchanged or converted; (c) the Fund from and the Fund into which the exchange or conversion is to be made; (d) the dollar or share amount to be exchanged or converted; and
(e) the signatures of all registered owners or authorized parties.

EXCHANGE AND CONVERSION BY TELEPHONE
To exchange or convert Fund shares by telephone, to ask questions about the exchange or conversion privileges or to learn about what conditions and limitations may apply to the exchange and conversion privileges, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange or convert shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged or converted; (c) the name of the Fund from which and the Fund into which the exchange or conversion is to be made; and (d) the dollar or share amount to be exchanged or converted. Telephone exchanges or conversions are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The Trust reserves the right to suspend or terminate the privilege of exchanging or converting shares of the Fund by mail or by telephone at any time.

                    HOW THE TRUST PRICES SHARES OF THE FUNDS

The Funds are open for business each day that the NYSE is open. The Funds calculate their share price each business day as of the close of the NYSE (generally 4:00 p.m. Eastern time). A Fund's share price is its net asset value per share, or NAV, which is the Fund's net assets divided by the number of its outstanding shares. Purchases and redemptions will be effected at the NAV next determined after a Fund receives a purchase or redemption request in good order.

In valuing its securities, the Trust uses the current market value if one is readily available. Securities held by a Fund for which market prices are not readily available or for which the Adviser deems the market price to be unreliable are valued in accordance with fair value procedures established by the Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. Shareholders should be aware that because foreign markets are often open on weekends and other days when the Funds are closed, the value of the Funds' portfolios may change on days when it is not possible to buy or sell shares of the Funds.


When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security's amortized cost, which approximates the security's market value.


                                 DISTRIBUTIONS

Each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). The Laudus Mondrian Emerging Markets Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. The Laudus Mondrian International Fixed Income Fund's policy is to declare and pay distributions of its dividends and interest quarterly, although it may do so less frequently. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations. The amount of any distribution will change and there is no guarantee the Funds will declare and pay dividend income or distribute a capital gain.

All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Trust.

If you elect to receive distributions in cash and checks are returned and marked as "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in a Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in a Fund at the per share net asset value determined as of the date of cancellation.

                                     TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all requirements necessary to avoid paying any federal income or excise taxes. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Each Fund will notify its shareholders as to what portion of Fund distributions are designated as qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares for longer.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's return on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions. If more than 50% of a Fund's assets at fiscal year-end is represented by debt and equity securities of foreign corporations, the Funds intend to elect to permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portion of qualified taxes paid by a Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, and wash sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

The Funds may make various types of portfolio securities information available to shareholders. Information regarding the Funds' policy and procedures on the disclosure of portfolio securities information is available in the SAI. In addition, shareholders can learn more about the availability of portfolio securities information by calling the Funds at 1-800-447-3332.

                                                             (LAUDUS FUNDS LOGO)

                                                COMMAND PERFORMANCE(TM)

FOR MORE INFORMATION ABOUT THE FUNDS:

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides additional information about the Funds. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS:
Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may review and copy, for a fee, the Trust's Annual and Semi-Annual Reports and the SAI in person at, or by writing to, the Public Reference Section of the Commission, Washington D.C. 20549-0102, or by electronic request via e-mail at the following address: publicinfo@sec.gov. Information on the operation of the Commission's Public Reference Room can be obtained by calling 1-202-551-8090. You may obtain reports and other information about the Funds for free from the EDGAR database on the Commission's website at http://www.sec.gov.

You may also obtain free copies of the SAI and the Annual and Semi-Annual Reports on the Funds' website at www.laudus.com. To request that a copy of the SAI and the Annual and Semi-Annual Reports be mailed to you, free of charge, or to request other information about the Funds or make shareholder inquiries, you may contact the Funds at:

Laudus Trust
P.O. Box 8032
Boston, Massachusetts 02266
1.866.452.8387 Institutional Shares
1.866.452.8387 Registered Investment Professionals
1.800.447.3332 Investor Shares and Select Shares

Investment Company Act File No. 811-5547

REG38764FLT ( /2007)

                                  LAUDUS TRUST


                       STATEMENT OF ADDITIONAL INFORMATION
                    LAUDUS MONDRIAN EMERGING MARKETS FUND TM
               LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND TM
                                JANUARY XX, 2008



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Funds' prospectus dated January xx, 2008. To obtain a free copy of the prospectus, please contact Laudus Trust at P.O. Box 8032, Boston, Massachusetts 02266.



Each Fund is a series of the Laudus Trust (the "Trust").


                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
     RISKS AND LIMITATIONS..............................................      2
MANAGEMENT OF THE FUNDS.................................................      35
INVESTMENT ADVISORY AND OTHER SERVICES .................................      44
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES........................      49
OWNERS OF 5% OR MORE OF A FUND'S SHARES.................................      51
DETERMINATION OF NET ASSET VALUE                                              53
PURCHASE AND REDEMPTION OF SHARES                                             54
APPENDIX A -- DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES.........      55
APPENDIX B -- RATINGS OF INVESTMENT SECURITIES..........................      73


                                                                     REG38790-00

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

Notice on Shareholder Approval. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                              INVESTMENT OBJECTIVES

LAUDUS MONDRIAN EMERGING MARKETS FUND TM seeks long-term capital appreciation.

LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND TM seeks long-term total return consistent with its value-oriented investment approach.

The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the Funds will achieve their objectives.

                            FUND INVESTMENT POLICIES


It is the Laudus Mondrian Emerging Markets Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in the securities of emerging markets issuers. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes. The Subadviser considers an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics:
(1) its principal securities trading market is in an emerging country, as defined below; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues or annual profits from either goods produced, sales made or services performed in emerging countries; or (3) the company has 50% of more of its assets located in an emerging country; or (4) it is organized under the laws of, and has a principal office in, an emerging country. The Subadviser determines eligibility based on publicly available information and inquiries made of the companies. The Fund considers an "emerging country" to be any country except the United States, Canada, and those in the Morgan Stanley Capital International EAFE Index.


In considering possible emerging countries in which the Fund may invest, the Subadviser will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions.

It is the Laudus Mondrian International Fixed Income Fund's policy that, under normal circumstances, it will invest at least 80% of its net assets in fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

Each Fund seeks to qualify as a "diversified" investment company under provisions of Subchapter M of the Internal Revenue Code, as amended, however, they will not be diversified under the Investment Company Act of 1940, as amended. A non-diversified portfolio is believed to be subject to greater risk and volatility because adverse effects on the portfolio's security holdings may affect a larger portion of the overall assets.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

The different types of investments that the funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all securities or techniques discussed below are eligible investments for each fund. A fund will make investments that are intended to help achieve its investment objective.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BOND SUBSTITUTION is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution -- a corporate bond substitution -- may increase a fund's credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market.

BORROWING. A fund may borrow for temporary or emergency purposes; for example, a fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. A fund's borrowings will be subject to interest costs. Borrowing can also involve leveraging when securities are purchased with the borrowed money. Leveraging creates interest expenses that can exceed the income from the assets purchased with the borrowed money. In addition, leveraging may magnify changes in the net asset value of a fund's shares and in its portfolio yield. A fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC"). If assets used to secure a borrowing decrease in value, a fund may be required to pledge additional collateral to avoid liquidation of those assets.

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund may use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

BRADY BONDS. The Funds may invest in Brady Bonds. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by the U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds tend to be lower quality and more speculative than securities of developed country issuers.

Each Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

CAPITAL SECURITIES are certain subordinated bank securities. They are bank obligations that fall below senior unsecured debt and deposits in liquidation. A bank's capital comprises share capital reserves and a series of hybrid instruments also know as capital securities. These securities are used to augment equity Tier 1 and are usually in the form of subordinated debt. A capital security has to adhere to supervisory guidelines concerning its characteristics such as amount, maturity, subordination and deferral language in order to count as capital. Regulators across the world tend to look toward the Bank for International Settlements ("BIS") for guidance in setting the capital adequacy framework for banks. Regulators use these guidelines to place limits on the proportions and type of capital (including capital securities) allowed to make up the capital base. Capital adequacy requires not just a certain quantity of capital but certain types in relationship to the nature of a bank's assets. Capital securities may be denominated in U.S. or local currency.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each Fund will not concentrate its investments in a particular industry or group of industries.

CREDIT DEFAULT SWAPS may be entered into for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund, and affect its share price.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

The market for these securities has historically been less liquid than investment grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.
However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, withholding taxes on income or possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or Subadviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or Subadviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. There are no strict definitions of what is emerging or developing versus what is considered developed and certain countries are considered emerging or developing in some indices yet developed in others.

EQUITY LINKED SECURITIES. The Funds may invest a portion of their assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. Equity linked securities are primarily used by the Funds as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the Funds invest in equity linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" below.

The Funds deposit an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

Equity linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See "Options" below. Equity linked securities may be considered illiquid and thus subject to a Fund's restrictions on investments in illiquid securities. In some instances, investments in equity linked securities may also be subject to a Fund's limitations on investing in investment companies; see "Investment Company Securities" below.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, EDRs, and interests in real estate investment trusts, (for more information on real estate investment trusts, "REITs", see section entitled "Real Estate Investment Trusts").

Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer's earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A company may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade ("high yield") or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance, which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a fund's ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer's creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

INITIAL PUBLIC OFFERING. The Funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the common units are publicly traded. MLP common units are freely traded on a securities exchange or in the over-the-counter market and are generally registered with the SEC. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role, if any, in the partnership's operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions"). Common and general partner interests also accrue arrearages in distributions to the extent the minimum quarterly distribution is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the minimum quarterly distribution; however, subordinated units do not accrue arrearages. Distributable cash in excess of the minimum quarterly distribution paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions are intended to encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results are intended to benefit all security holders of the MLP, however, such incentive distribution payments give rise to potential conflicts of interest between the common unit holders and the general partner.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units in market transactions as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and investors. Subordinated units may be purchased directly from these persons as well as newly-issued subordinated units from MLPs themselves. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the minimum quarterly distribution on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the minimum quarterly distribution prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including smaller capitalization partnerships or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General partner interests of MLPs are typically retained by an MLP's original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights, which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by a MLP's parents or sponsors to satisfy their payments or obligations would impact the MLP's revenues and cash flows and ability to make distributions.

EXCHANGE TRADED FUNDS ("ETFS") such as Standard and Poor's Depositary Receipts ("SPDRs") Trust, are investment companies that typically are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares' net asset value. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

Pursuant to an exemptive order issued by the Securities and Exchange Commission to iShares and procedures approved by the Funds' Board of Trustees, each Fund may invest in iShares not to exceed 25% of the Fund's total assets, provided that the Fund has described exchange-traded fund investments in its prospectuses and otherwise complies with the conditions of the exemptive order and other applicable investment limitations.

EVENT-LINKED BONDS. Each Fund may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FIXED RATE CAPITAL SECURITIES (FRCSs) are hybrid securities that combine the features of both corporate bonds and preferred stock. FRCSs pay dividends monthly or quarterly. FRCSs are listed on major exchanges and, also, trade on the OTC markets. FRCSs are generally issued by large corporations and are rated by a national rating service organizations ("NRSOs"). FRCSs bear the creditworthiness of the corporate issuer, generally have a stated maturity (20 to 49 years), and, unlike preferred stock, are fully taxable. There are currently three types of FRCSs offered in the marketplace: direct subordinate FRCSs which are offered directly by a corporation and zero coupon partnership preferred and trust preferred FRCS which are issued indirectly by a corporation through a conduit financing vehicle. FRCSs generally rank senior to common stock and preferred stock in a corporation's capital structure, but have a lower security claim than the issuer's corporate bonds. FRCSs generally offer higher yields than corporate bonds or agency securities, but they carry more risks than the higher lien debt. In addition to risks commonly associated with other fixed income securities, FRCSs are subject to certain additional risks. Many FRCs include a "special event" redemption option, allowing the issuer to redeem the securities at the liquidation value if a tax law change disallows the deductibility of payments by the issuer's parent company, or subjects the issue to taxation separate from the parent company. FRCs permit the deferral of payments (without declaring default), if the issuer experiences financial difficulties. Payments may be suspended for some stipulated period, usually up to five years. If the issuer defers payments, the deferred income continues to accrue for tax purposes, even though the investor does not receive cash payments. Such deferrals can only occur if the parent company stops all other stock dividend payments on both common and preferred stock classes. The treatment of investment income from trust and debt securities for federal tax purposes is uncertain and may vary depending on whether the possibility of the issuer deferring payments is, or is not, considered a remote contingency.

FIXED TIME DEPOSITS are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A fund will not invest in fixed time deposits, which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

FOREIGN CURRENCY TRANSACTIONS. The Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another (as in cross hedging, see below). Each Fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the Fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the Fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the Fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the Funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts into which the Fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the investment adviser or Subadviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the investment adviser or Subadviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or Subadviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser or Subadviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the Funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. Bankruptcy laws in some foreign countries are sometimes biased to the borrowers and against the creditors. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the Funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position), and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. Although positions are usually marked to market on a daily basis with an intermediary (executing broker) there remains a credit risk with the futures exchange.

Each Fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the Fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the Fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well. For example, to efficiently change the duration stance of the Fund by buying and/or selling government bond futures.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HYBRID INSTRUMENTS are a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities. Any security may become illiquid at times of market dislocation.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("Schwab Funds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

SOVEREIGN DEBT investment can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which the fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to the fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the fund does not have privity with the borrower, those institutions from or through whom the fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, the fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, the fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that the fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of the fund's shares.

LOAN PARTICIPATIONS. A fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the fund were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

A fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the fund bears a substantial risk of losing the entire amount invested.

A fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the fund and the corporate borrower, if the participation does not shift to a fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the fund's investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on the investment adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser or Subadviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser or Subadviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of the fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each Fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each Fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") AND OTHER ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, adjustable rate mortgages, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. In the case of privately-issued mortgage-related and asset-backed securities, the Portfolios take the position that such instruments do not represent interests in any particular industry or group of industries.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities such as credit derivatives or even derivatives of credit derivatives. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results and (v) credit ratings by major credit rating agencies may be no indication of the credit worthiness of the security.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

NON-TRADITIONAL EQUITY SECURITIES. The Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Funds may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the Fund will earmark or segregate assets for any outstanding option contracts.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the Funds write will be covered, which means that a Fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Funds. However, in return for the option premium, the Funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the Funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The Funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the Fund, does not exceed 5% of its net assets.

An option contract may be implicitly entered into by purchasing certain securities with built in options. An example of such would be a reverse floating rate note where the buyer is also selling one or more caps on short dated interest rates.

PAY-IN-KIND ('PIK') are instruments that give the issuer an option (during an initial period) either to make coupon payments in cash or in the form of additional bonds.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of Subchapter M of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses in addition to their proportionate share of a fund's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A Fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. If a fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a Fund's portfolio's securities. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as 1 year or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a fund with respect to the securities that are sold short. "Uncovered" short sales are transactions under which a fund sells a security it does not own. To complete such transaction, a fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the Fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. A fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, a fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until a fund replaces the borrowed securities.

A fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security and, conversely, the Fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. A short sale creates the risk of an unlimited loss, as the price of the underlying securities could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. If a fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, a fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately.

While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a credit derivative contract (single name or multiname or index), a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectus and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE STRATEGIES are strategies the Funds may take for temporary or defensive purposes. The investment strategies for the Funds are those that the Funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the Funds' objectives. A fund will do so only if the investment adviser or Subadviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

ZERO-COUPON SECURITIES are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specific date when the securities begin paying current interest. Therefore, they are issued and traded at a discount from their face amounts or par value. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year. The Fund has qualified as a regulated investment company under the Code. Accordingly, during periods when a fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities.

Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

THE LAUDUS MONDRIAN EMERGING MARKETS FUND TM AND THE LAUDUS MONDRIAN INTERNATIONAL FIXED INCOME FUND TM MAY NOT:

1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Purchase or sell commodities or real estate, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Make loans to other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Borrow money, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Issue senior securities, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Underwrite securities issued by other persons, except to the extent permitted (or not prohibited) under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

BORROWING. The 1940 Act restricts an investment company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of
Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a fund's investment restriction.

CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions. For purposes of each Fund's concentration policy, (i) financial service companies will be classified according to the types of services, for example, insurance, commercial banks, mortgages, and diversified finance will each be considered a separate industry; (ii) energy and matural resources companies will be classified according to the types of products and services, for example, crude oil, petroleum, natural gas, precious metals and mining will be a separate industry.

LENDING. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of a fund's Board of Trustees.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits each Fund from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

UNDERWRITING. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1) Invest more than 15% of its net assets in illiquid securities as defined at time of purchase.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the Fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the Fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the Fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The phrase "shareholder approval" as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a fund or the Trust, as the case may be, or (2) 67% or more of the shares of a fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                               PORTFOLIO TURNOVER

    A change in securities held by a fund is known as "portfolio turnover" and almost always involves the payment by a fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions.

    As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates.

                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    This discussion of federal income tax consequences is based on Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transaction contemplated herein.

    The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to qualify each year as a regulated investment company ("RIC") under the Code. In order to qualify as a RIC and to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs or other securities limited generally with respect to any one issuer to a value not more than 5% of the value of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, of two or more issuers of which the Fund owns at least 20% of the voting power of each issuer and that are engaged in the same, similar, or related businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

    If a fund fails to qualify as a RIC accorded special tax treatment in any taxable year, the Fund will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Subject to certain limitations, such distributions should qualify for the dividends received deduction for corporate shareholders and for the lower tax rates applicable to qualified dividend income for individual shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

    In order to avoid an excise tax imposed on certain underdistributed amounts, a fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31 (or later if the Fund is permitted and so elects), and (iii) 100% of any undistributed income from prior years. A dividend paid to shareholders by a fund in January of a year is generally deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

    Each the Funds may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Funds' investments, but, as discussed in such Funds' Prospectus, may in some situations be taken as either a deduction or a credit by U.S. shareholders. Investment by each Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or on the sale of its investment in, such a company. Such a tax cannot be eliminated by making distributions to Fund shareholders. A fund may avoid this tax by making an election to mark certain of such securities to the market annually. Alternatively, where it is in a position to do so, a fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case different rules will apply, although the Funds generally do not expect to be in the position to make such elections.

    For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The dividends-received deduction for corporations will generally be available to corporate shareholders with respect to their receipt of a fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

    For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States), or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

    If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

    Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or in the form of additional shares of the Fund to which the distribution relates. Any gain resulting from the sale or exchange of fund shares generally will be taxable as capital gains.

    Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2010.

    Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

    Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

    Under current law, each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has underreported income in the past or fails to provide certain certifications. However, the general backup withholding rules set forth above will not apply to a shareholder so long as the shareholder furnishes a fund with the appropriate certification required by the Internal Revenue Service. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate reductions will be 31% for amounts paid after December 31, 2010.

    In order for a foreign investor to qualify for exemption from (or reduced rates for) back up withholding tax under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

    To the extent such investments are permissible for a particular fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and certain foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

    Certain transactions effectively insulating a fund from substantially all risk of loss and all opportunity for gain in an appreciated financial position are treated as constructive sales of those positions for federal income tax purposes. Short sales, swap contracts, and forward or futures contracts to sell the appreciated position, or one or more other transactions that have substantially the same effect as those transactions as determined under regulations, are treated as "constructive sales" for this purpose. A fund that owns an appreciated financial position that enters into such a transaction generally recognizes gain for tax purposes prior to the generation of cash by such activities, which may require the Fund to sell assets to meet its distribution requirement.

    THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF AN INVESTMENT IN ANY OF THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED, AND SHOULD NOT BE CONSIDERED, TO BE A SUBSTITUTE FOR CAREFUL TAX PLANNING.

                             MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGEMENT. Mondrian Investment Partners Limited ("Mondrian" or "Subadviser") serves as a sub-adviser to the Laudus International MarketMasters Fund. Mondrian was established as a limited liability company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Mondrian is currently 57% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 43% owned by private equity funds affiliated with Hellman & Friedman, LLC. Mondrian's principal office is located at Fifth Floor 10 Gresham Street London EC2V 7JD. Hellman & Friedman's principal office is located at One Maritime Plaza, 12th Floor, San Francisco, CA 94111.

COMPENSATION. Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.

                                                               AGREEMENT
FUND                                                             RATE*
---------------------------------------------------    -------------------------
                                                       First $1 billion -- 1.20%
Laudus Mondrian Emerging Markets Fund .............    Over $1 billion -- 1.15%
Laudus Mondrian International Fixed Income Fund ...    0.60%

OWNERSHIP OF FUND SHARES. Because the Funds have not commenced operations prior to the date of this SAI, no information regarding the Portfolio Managers' "beneficial ownership" of shares of the Funds has been included. This information will appear in a future version of the SAI.


OTHER ACCOUNTS. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below, as of January 2, 2008, there are no accounts with respect to which the advisory fee is based on the performance of the account.



                          REGISTERED INVESTMENT           OTHER POOLED          OTHER ACCOUNTS
                               COMPANIES              INVESTMENT VEHICLES     (SEPARATE ACCOUNTS)
                         NUMBER                        NUMBER
                           OF                            OF         TOTAL     NUMBER OF     TOTAL
       NAME             ACCOUNTS     TOTAL ASSETS     ACCOUNTS     ASSETS     ACCOUNTS      ASSETS
--------------------------------------------------------------------------------------------------
OTHER ACCOUNTS
MANAGED BY:
--------------------------------------------------------------------------------------------------

EMERGING MARKETS
MANAGER
--------------------------------------------------------------------------------------------------
Andrew Miller
--------------------------------------------------------------------------------------------------
Ginny Chong
--------------------------------------------------------------------------------------------------

FIXED INCOME
MANAGERS
--------------------------------------------------------------------------------------------------
Chris Moth
--------------------------------------------------------------------------------------------------
David Wakefield
--------------------------------------------------------------------------------------------------
OTHER ACCOUNTS UPON
WHICH A                     0             $0              0          $0           0           $0
PERFORMANCE-BASED
ADVISORY FEE IS
CALCULATED
--------------------------------------------------------------------------------------------------


CONFLICTS OF INTEREST. Mondrian does not foresee any material conflicts of interest that may arise in the management of the Funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

Dealing in investments as principal and the provision of seed capital -- Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Dealing in investments as agent for more than one party -- Mondrian manages portfolios for other clients. The key potential conflicts of interest that arise where a firm manages multiple client portfolios are addressed through the operation of policies designed to ensure the fair and equal treatment of all clients (e.g., the allocation of aggregated trades among clients).

Allocation of investment opportunities -- Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios, Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios, investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees are allocated investment opportunities in the same way as clients whose fees are not performance-based.

Allocation of aggregated trades -- Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However, where such allocation would create a material adverse effect on a client, an adjustment may be made to the allocation. Where such adjustment is considered appropriate, Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the portfolio manager has to act on behalf of the client.

Soft dollar arrangements -- Other than the receipt of proprietary broker research, Mondrian does not have any soft dollar arrangements in place with brokers. Mondrian primarily uses client brokerage commissions to pay for the execution of transactions in the client portfolio. As part of that execution service, brokers typically provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Such services may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and may or may not be used, or used exclusively, with respect to the account generating the brokerage.

Dual agency/cross trade -- dual agency (also known as cross trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the portfolio manager will first: (a) obtain approval from the Chief Compliance Officer ("CCO"); and (b) inform the client of the capacity in which Mondrian is acting.

Transacting client trades with an affiliated broker -- Mondrian does not have any affiliated brokers.

Fees -- Mondrian charges fees proportionate to its assets under management. However, certain accounts may also be charged performance fees. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see "allocation of aggregated trades" above).

Pricing and valuation -- To avoid the potential conflict of interest inherent in every valuation where the fund manager is compensated on asset size and/or portfolio performance, Mondrian has adopted and approved policies and procedures specifically identifying the pricing source to be used for specific security types.

Proxy voting -- Mondrian votes proxies for a number of its clients. Mondrian has a Proxy Voting Policy & Guidelines which details the process it follows to ensure that potential conflicts of interest are correctly managed when exercising that authority.

Directorships and external appointments -- Before accepting an executive or non-executive directorship or any other appointment in another company, Mondrian employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The CCO must be informed of all such appointments and changes.

Employee personal dealings -- Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgment as to how to invest his property or exercise any rights attaching to his Investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and Entertainment (received) -- In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. Mondrian has a policy which generally requires that gifts and entertainment received are reported to the CCO (any items in excess of Pound Sterling 100 generally require pre-approval).

Gifts and Entertainment (given) -- In the normal course of business Mondrian employees may provide gifts and entertainment to third parties. Mondrian has a policy which generally requires that gifts and entertainment provided are reported to the CCO (any items in excess of Pound Sterling 200 generally require pre-approval).

Compensation -- Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (bonus and equity programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's portfolio managers are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Chief Compliance Officer Independent Reporting Lines -- Mondrian's CCO reports to the Chief Operating Officer on a day to day basis. In order to ensure that the CCO has independent access to other senior staff, the CCO also has a formal reporting line to the Chief Executive Officer.

COMPENSATION.

Competitive Salary -- All investment professionals are remunerated with a competitive base salary that periodically changes over time.

Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

Equity Ownership -- Mondrian is majority management-owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee. In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which makes recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

No element of portfolio manager compensation is based on the performance of individual client accounts.


      Laudus Trust. The Trustees oversee the general conduct of the Funds' business. Certain information concerning the Trustees is set forth below.


                                                                                 NUMBER OF
          NAME, ADDRESS 1 AND YEAR                                               PORTFOLIOS
             OF BIRTH; (TERM OF                         PRINCIPAL                 IN FUND              OTHER DIRECTORSHIPS
            OFFICE AND LENGTH OF                   OCCUPATION(S) DURING           COMPLEX                    HELD BY
               TIME SERVED 2 )                       PAST FIVE YEARS              OVERSEEN                   TRUSTEE
         INDEPENDENT TRUSTEES:
Mariann Byerwalter 3 1960 (1/04-present)     Chairman of JDN Corporate              Xx 4        BOARD1--Director, Redwood Trust,
                                             Advisory LLC.                                      Inc. (mortgage finance).

                                                                                                BOARD 2 -- Director, PMI Group,
                                                                                                Inc. (mortgage insurance).
William A. Hasler 3                          Dean Emeritus of the Haas              Xx 4        BOARD 1 -- Director, Mission
1941                                         School of Business at the                          West Properties (commercial real
(1/04-present)                               University of California,                          estate).
                                             Berkeley. Until February 2004,
                                             Co-Chief Executive Officer,                        BOARD 2 -- Director, TOUSA (home
                                             Aphton Corporation                                 building).
                                             (bio-pharmaceuticals).
                                                                                                BOARD 3 -- Director, Stratex-
                                                                                                Harris Networks (network
                                                                                                equipment).

                                                                                                BOARD 4 -- Director, Genitope
                                                                                                Corp. (bio-pharmaceuticals).

                                                                                                BOARD 5 -- Director & Non-
                                                                                                Executive Chairman, Solectron
                                                                                                Corporation (manufacturing).

                                                                                                BOARD 6 -- Director, Ditech
                                                                                                Communications Corporation
                                                                                                (voice communications
                                                                                                technology).
Nils H. Hakansson 3                          Sylvan C. Coleman Professor of         xx 5
1937                                         Finance and Accounting,
(3/90-present)                               Emeritus, Haas School of
                                             Business, University of
                                             California, Berkeley (since
                                             2003). Sylvan C. Coleman
                                             Professor of Finance and
                                             Accounting, Haas School of
                                             Business, University of
                                             California, Berkeley (July
                                             1977-January 2003).

INTERESTED TRUSTEE:

                                                                                 NUMBER OF
          NAME, ADDRESS 1 AND YEAR                                               PORTFOLIOS
             OF BIRTH; (TERM OF                         PRINCIPAL                 IN FUND              OTHER DIRECTORSHIPS
            OFFICE AND LENGTH OF                   OCCUPATION(S) DURING           COMPLEX                    HELD BY
               TIME SERVED 2 )                       PAST FIVE YEARS              OVERSEEN                   TRUSTEE
Randall W. Merk                              Executive Vice President,              xx 4
1954                                         Charles Schwab & Co., Inc.
(6/06-present) 6                             (2002 -- present); President,
                                             Investment Management Services,
                                             Charles Schwab & Co., Inc.
                                             (2002 -- present); Director,
                                             Charles Schwab Asset Management
                                             (Ireland) Limited; Director,
                                             Charles Schwab Bank, N.A.
                                             (since 2006). Prior to
                                             September 2002, President and
                                             Chief Investment Officer,
                                             American Century Investment
                                             Management,


-------------

1 The mailing address of each of the Trustees is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

2 Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Laudus Funds retirement policy requires that each Independent Trustee retire no later than December 31st of the year during which he or she reaches 72 years of age.

3     Member of the Audit and Compliance Committee.


4 This number includes all registered investment companies included in the Fund Complex (Laudus Trust, Laudus Variable Insurance Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios, and Schwab Capital Trust). As of January xx, 2008, the Schwab Mutual Fund Complex consisted of xx funds.



5 This number includes all registered investment companies included in the Laudus Funds, each of which is part of the Fund Complex. As of January xx, 2008, the Laudus Funds, in the aggregate, consisted of 11 funds.


6 Mr. Merk is an interested Trustee because he owns stock of The Charles Schwab Corporation, the parent company of the adviser.

            -- The Trust has a standing Audit and Compliance Committee (formerly the Audit Committee). The members of the Audit & Compliance Committee are identified above. The function of the Audit & Compliance Committee is to provide oversight responsibility for the integrity of the Trust's financial reporting processes and compliance policies, procedures and processes, and for the Laudus Funds Complex's overall system of internal controls. The charter directs that the Audit and Compliance Committee must meet four times annually, with additional meetings as the Audit and Compliance Committee deems appropriate. The current Audit and Compliance Committee and its predecessor met four times during the fiscal year ended March 31, 2007.

            -- The Trust also has a Nominating Committee (formerly the Governance Committee, which included the Nominating Committee for the period from September 2006 to September 2007) that is composed of all the Independent Trustees, which meets as often as deemed appropriate by the Nominating Committee for the primary purpose of selecting and nominating candidates to serve as members of the Board of Trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The charter directs that the Nominating Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended March 31, 2007.

            -- From September 2006 to September 2007, the Trust also had a Governance Committee, an Investment

            Oversight Committee, and a Marketing, Distribution and Shareholder Servicing Committee. The Governance Committee, which included the Nominating Committee during that time, met three times during the fiscal year ended March 31, 2007. The Investment Oversight Committee met three times, two of which meetings were held jointly with the Marketing, Distribution and Shareholder Servicing Committee, during the Trust's fiscal year ended March 31, 2007. The Marketing, Distribution and Shareholder Servicing Committee met three times, two of which meetings were held jointly with the Investment Oversight Committee, during the Trust's fiscal year ended March 31, 2007.


The following table provides each Trustee's equity ownership of the Funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2007.



NAME OF TRUSTEE           DOLLAR RANGE OF SECURITIES IN A FUND       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                        SECURITIES IN THE FAMILY OF
                                                                           INVESTMENT COMPANIES 7
                                                                          AS OF DECEMBER 31, 2007
INDEPENDENT             EMERGING MARKETS     INTERNATIONAL FIXED
TRUSTEES:                     FUND               INCOME FUND
Mariann Byerwalter      $0                                           $0

William A. Hasler       $0                   $0                      $0

Nils H. Hakansson       $0                   $0                      $10,001 - $50,000
INTERESTED TRUSTEE:
Randall W. Merk         $0                   $0                      $50,001 - $100,000


-------------


7 As of December 31, 2007 the Family of Investment Companies consisted of xx operational series of the Trusts.


      Certain information concerning the Trust's officers is set forth below:

      NAME, ADDRESS 8 AND YEAR OF
     BIRTH; (TERM OF OFFICE 9 AND                                                          PRINCIPAL OCCUPATION DURING
        LENGTH OF TIME SERVED)                 POSITION WITH THE TRUST                          PAST FIVE YEARS
Randall W. Merk 1954 (07/07 -- present)     President and Chief Executive      Executive Vice President, Charles Schwab & Co.,
                                            Officer                            Inc. (2002 -- present); President, Investment
                                                                               Management Services, Charles Schwab & Co., Inc.
                                                                               (2002 -- present); Director, Charles Schwab Asset
                                                                               Management (Ireland) Limited; Director, Charles
                                                                               Schwab Bank, N.A. (since 2006). Prior to September
                                                                               2002, President and Chief Investment Officer,
                                                                               American Century Investment Management, and
                                                                               Director, American Century Companies, Inc.

George Pereira 1964 (6/06 -- present)       Chief Financial Officer            Senior Vice President and Chief Financial Officer,
                                                                               Charles Schwab Investment Management, Inc.;
                                                                               Treasurer and Principal Financial Officer, Schwab
                                                                               Funds; Director, Charles Schwab Worldwide Funds,
                                                                               PLC and Charles Schwab Asset Management (Ireland)
                                                                               Ltd. From 12/05 to 6/07, Chief Financial Officer,
                                                                               Mutual Fund Division, UST Advisers, Inc.;
                                                                               Treasurer, Chief Financial Officer and Chief
                                                                               Accounting Officer, Excelsior Funds, Inc.,
                                                                               Excelsior Tax-Exempt Funds, Inc., and Excelsior
                                                                               Trust Inc. From 12/99 to 11/04: Senior

                                                                               Vice President, Financial Reporting, Charles Schwab
                                                                               & Co., Inc.

Jeffrey Mortimer, 1963 (6/04-present)       Vice President and Chief           Senior Vice President and Chief Investment Officer
                                            Investment Officer                 -- Equities, Charles Schwab Investment Management,
                                                                               Inc., and Schwab Funds. Prior to May 2004, Vice
                                                                               President and Sr. Portfolio Manager, Charles
                                                                               Schwab Investment Management, Inc.

Catherine MacGregor 1964 (12/05 --          Vice President, Chief Legal        Vice President, Charles Schwab & Co., Inc. and
present)                                    Officer and Clerk                  Charles Schwab Investment Management, Inc.; since
                                                                               2006, Chief Counsel, Laudus Trust and Laudus
                                                                               Variable Insurance Trust; Vice President, Schwab
                                                                               Funds; until July 2005, Senior Associate, Paul
                                                                               Hastings Janofsky & Walker LLP.

Randall Fillmore, 1960 (9/04-present)       Chief Compliance Officer           Senior Vice President, Chief Compliance Officer,
                                                                               Charles Schwab Investment Management, Inc.;
                                                                               Senior Vice President, Charles Schwab & Co.,
                                                                               Inc.; Chief Compliance Officer, Schwab Funds.
                                                                               From June 2006 to June 2007, Chief Compliance
                                                                               Officer, Excelsior Funds. From 2002 to 2003, Vice
                                                                               President, Charles Schwab & Co., Inc. and Charles
                                                                               Schwab Investment Management, Inc. From 2000 to
                                                                               2002, Vice President, Internal Audit, Charles
                                                                               Schwab & Co., Inc.

Daniel Kern, 1961 (3/05-present)            Vice President                     Vice President, Investment Operations, Charles
                                                                               Schwab Investment Management, Inc.; Assistant
                                                                               Treasurer, Schwab Funds. Until September 2005,
                                                                               Assistant Treasurer, Laudus Trust and Laudus
                                                                               Variable Insurance Trust. Until December 2004,
                                                                               Vice President, Internal Audit, Charles Schwab
                                                                               Corporation. Prior to January 2003, Managing
                                                                               Director and Principal, Montgomery Asset
                                                                               Management.

Bill Thomas, 1962 (6/04-present)            Vice President                     Senior Vice President, Distribution, Charles
                                                                               Schwab & Co., Inc.

Michael Haydel, 1972 (6/05-present)         Vice President                     Vice President, Asset Management Client Services,
                                                                               Charles Schwab & Co., Inc. Until March 2004,
                                                                               Director, Charles Schwab & Co., Inc.

Cathy Sabo 1964 (12/05-present)             Vice President                     Vice President, Compliance, Charles Schwab
                                                                               Investment Management, Inc.; Vice President,
                                                                               Schwab Funds; until September 2004, Vice
                                                                               President, Client, Sales & Services Controls,
                                                                               Charles Schwab & Co. Inc.

-------------

8 The mailing address of each of the officers is c/o Laudus Trust, 101 Montgomery Street, San Francisco, CA 94104.

9     There is no stated term of office for the officers of the Trust.

      Mmes. MacGregor and Sabo, and Messrs. Mortimer, Fillmore, Kern, Thomas and Haydel, each being an employee of Charles Schwab Investment Management, Inc. or its affiliates, will each benefit indirectly from the management fees paid by the Trust to Charles Schwab Investment Management, Inc., but receive no compensation from the Trust.

      Trustee Compensation. Interested Trustees and officers of the Trust do not receive compensation from the Trust. The Trust pays each Independent Trustee aggregate compensation of $55,000 per year. This sum includes a quarterly retainer fee of $8,788 and an additional $3,790 for each regular meeting attended.

      In addition, a retirement plan has been instituted for all of the Independent Trustees of the Trust and Trustees of the Laudus Variable Insurance Trust (the "Retirement Plan"). Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust and Laudus Variable Insurance Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust and the Laudus Variable Insurance Trust, including years of service prior to the adoption of the Retirement Plan. However, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust and the sole series of the Laudus Variable Insurance Trust that is in operation for all of such year. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005 based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any fund will be determined based on the relative net assets of the Funds of the Trust in operation on the date of the Independent Trustee's retirement.

      Effective June 28, 2006, the Retirement Plan terminated with respect to new Participants, including Independent Trustees of the Trust first elected by shareholder vote on June 26, 2006. With respect to Participants prior to June 26, 2006 (a "Current Participant"), the Account Balance of each Current Participant under the Plan was frozen at the value determined as of September 29, 2006, except that each Account Balance is credited with an amount equal to one-half of the amount that would be credited to such Account Balance as of the last day of the Plan Year ending March 31, 2007. The terms of the Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in full force and effect.

      The total compensation accrued and payable to, as well as the benefits accrued under the Retirement Plan by, the Independent Trustees by the Trust and by the fund complex for the fiscal year ended March 31, 2007, is shown in the table below.

                                                     PENSION OR                             TOTAL
                                                     RETIREMENT                          COMPENSATION
                                                      BENEFITS         ESTIMATED       FROM REGISTRANT
                                   AGGREGATE         ACCRUED AS         ANNUAL             AND FUND
                                 COMPENSATION       PART OF FUND     BENEFITS UPON      COMPLEX 10 PAID
      NAME OF PERSON            FROM REGISTRANT       EXPENSES        RETIREMENT         TO DIRECTORS
TRUSTEES:
------------------------------------------------------------------------------------------------------
Mariann Byerwalter                      $32,425           $6,814               $0             $304,586 11
William A. Hasler                       $33,236           $6,814               $0             $304,586 11
Nils H. Hakansson                       $32,311          $20,404               $0             $102,811 11
Rodman L. Drake 12                      $24,860              N/A              N/A             $141,283
Morrill Melton Hall, Jr. 12             $19,533              N/A              N/A             $115,033
Roger M. Lynch 13                        $4,108              N/A              N/A              $41,666
Jonathan Piel 12                        $19,533              N/A              N/A             $116,283
John D. Collins 12                      $22,197              N/A              N/A             $126,283

----------

10 As of June 30, 2007, the fund complex consisted of 72 funds, which included the 11 operational series of the Trust and 61 Schwab Funds.

11 Total compensation amounts include payments relating to the Excelsior Funds, formerly an affiliated fund group included in the fund complex and on whose Board of Directors Ms. Byerwalter and Messrs. Hasler and Hakansson served on prior to July 1, 2007. Prior to July 1, 2007, the fund complex consisted of 99 funds, which included 11 operational series of the Trust, 61 Schwab Funds, and 27 Excelsior Funds.

12    Resigned from the Board effective July 1, 2007.

13    Resigned from the Board effective August 26, 2006.


                     INVESTMENT ADVISORY AND OTHER SERVICES


   ADVISORY AGREEMENTS

      After its initial two year term, the continuation of each Fund's advisory agreements must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

      After its initial two year term, each year, the Board of Trustees will call and hold one or more meetings to decide whether to renew the advisory agreements between Laudus Trust (the "Trust") and CSIM, and the sub-advisory agreement among the Trust, CSIM and Mondrian Partners Limited (the "Subadviser" or "Mondrian") with respect to the Funds. In preparation for the meetings, the Board requests and reviews a wide variety of materials provided by CSIM and Mondrian as well as extensive data provided by third parties and the Independent Trustees receive advice from counsel to the Independent Trustees.

      Mondrian serves as a subadviser to the Funds. Mondrian was established as a limited company organized under the laws of England and Wales in 1990 under the name Delaware International Advisers Limited, an indirect, wholly owned subsidiary of Delaware Holdings, Inc. In 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, acquired Delaware International Advisers Limited and changed its name to Mondrian Investment Partners Limited. Mondrian is currently 57% owned by its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 43% owned by private equity funds affiliated with Hellman & Friedman, LLC. Mondrian's principal office is located at Fifth Floor 10 Gresham Street London EC2V 7JD. Hellman & Friedman's principal office is located at One Maritime Plaza, 12th Floor, San Francisco, CA 94111.

      CSIM oversees the advisory services provided to the Funds. Pursuant to separate sub-advisory agreement, and under the supervision of the investment adviser and the Funds' Board of Trustees, Mondrian is responsible for the day-to-day investment management of each Fund's assets. Mondrian also is responsible for managing their employees who provide services to the Funds.

                          INVESTMENT ADVISORY CONTRACTS

ABOUT CSIM

      CSIM is a wholly-owned subsidiary of The Charles Schwab Corporation. Both CSIM and The Charles Schwab Corporation are located at 101 Montgomery Street, San Francisco, CA 94104.

      As of January xx, 2008, CSIM managed xx mutual funds and approximately $xxxxx billion in assets.


      Principal Executive Officer and Directors - Listed below are the directors and principal executive officer of CSIM. The principal business address of each director and the principal executive officer, as it relates to their duties at CSIM, is the same as above.

NAME                                                         POSITION
-------------------------------------------------  -----------------------------
Randall W. Merk..................................  Director, President and Chief
                                                   Executive Officer

NAME                                                         POSITION
-------------------------------------------------  -----------------------------
Charles R. Schwab................................  Chairman and Director

      As disclosed in the Prospectus under the heading "Management of the Funds" under management contracts (each a "Management Contract") between the Trust, on behalf of each Fund, and CSIM, subject to the supervision of the Trustees of the Trust and such policies as the Trustees may determine, CSIM furnishes office space and equipment, provides certain bookkeeping and clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with CSIM. In addition, pursuant to a subadviser agreement among CSIM, Mondrian and the Trust, Mondrian will continuously furnish an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities.

      Each of the Funds has agreed to pay CSIM a monthly management fee at the annual percentage rate of the relevant Fund's average daily net assets. The table below shows the advisory fee payable to CSIM by each Fund.

                                                                       AGREEMENT
FUND                                                                     RATE*
-----------------------------------------------------                   -------
                                                       First $1 billion -- 1.20%
Laudus Mondrian Emerging Markets Fund................  Over $1 billion -- 1.15%
Laudus Mondrian International Fixed Income Fund........0.60%

*     The advisory fee payable to CSIM varies based on Fund assets.

      CSIM has agreed with the Trust that it will waive some or all of its management fees under the Management Contract and, if necessary, will bear certain expenses of each Fund until July 30, 2009 (unless the waiver is extended, modified or terminated by mutual agreement of the Trust and CSIM) so that each Fund's total annual operating expenses (exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds' business) applicable to each class will not exceed the limit stated in the Prospectus. In addition, CSIM's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution and shareholder service expenses paid by a class of shares of a fund pursuant to a distribution and shareholder service plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

      Each Management Contract provides that CSIM shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

      Each Management Contract will continue in effect for a period no more than two years from the date of its execution, and renewals thereof must be approved by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of CSIM or the Trust, and by
(ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to CSIM or by CSIM to the Trust.

SUBADVISORY AGREEMENT

      The Trust and CSIM have entered into an agreement on behalf of each Fund with Mondrian by which it acts as subadviser to the Funds (each, a "Subadviser Agreement"). Under each Subadviser Agreement, Mondrain, at its expense, continuously furnishes an investment management program for the particular Fund and makes investment decisions on behalf of such Fund and places all orders for the purchase and sale of portfolio securities and all other investments, subject to the supervision of CSIM and the Trustees.

SUBADVISORY FEE

      This section describes the subadvisory fee payable by CSIM to Mondrain. Please remember, however, that the following fees described are paid by CSIM to Mondrian; they do not affect how much you pay or your Fund pays.

FUND                                                             SUBADVISORY FEE
---------------------------------------------------              ---------------
                                                     First $250 million -- 0.65%
Laudus Mondrian Emerging Markets Fund                Over $250 million -- 0.60%
                                                     First $250 million -- 0.30%
Laudus Mondrian International Fixed Income Fund      Over $250 million -- 0.265%

      ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with State Street Bank and Trust Company (in such capacity, the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, the Administrator is entitled to receive $1,000 per Fund per annum, as well as a fee based on the average daily net assets of the Trust (the "Administrator's Asset-Based Fee"). In calculating the Administrator's Asset Based-Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the other portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as administrator 1. The Administrator's Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                                                   FEE
-----------------------------------------------------------------------  -------
First $100 billion                                                       0.11 bp
Next $60 billion                                                         0.07 bp
Thereafter                                                               0.05 bp

----------

1 In addition to the trust, CSIM currently serves as investment adviser for each of the portfolios of the Laudus Variable Insurance Trust, Schwab Investments, The Charles Schwab Family of Funds, Schwab Annuity Portfolios, and Schwab Capital Trust.

      The Trust also has entered into a Fund Accounting Agreement with State Street Bank and Trust Company (in such capacity, the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive a base fee of $29,000 per annum for each of the Funds. The Fund Accountant is also entitled to a fee based on the average daily net assets of the Trust (the "Fund Accountant's Asset-Based Fee"). In calculating the Fund Accountant's Asset-Based Fee payable by the Trust, the assets of the Trust are aggregated with the average daily net assets of each of the portfolios for which CSIM serves as investment adviser and State Street Bank and Trust Company serves as fund accountant (see footnote 1 below). The Fund Accountant's Asset-Based Fee will be calculated as follows:

AVERAGE DAILY NET ASSETS                                                   FEE
-----------------------------------------------------------------------  -------
First $100 billion                                                       0.25 bp
Next $60 billion                                                         0.18 bp
Thereafter                                                               0.13 bp

      In addition, the Fund Accountant is entitled to a per security pricing fee based on the monthly holdings of each Fund equal to $2 for equity securities and $8 for fixed income securities. For certain of the Funds this fee could be quite substantial. Lastly, for each Fund, the Fund Accountant is entitled to a fair valuation fee of $4,000 per annum.

      Distributor and Distribution and Shareholder Service Plans. As stated in the Prospectus under the heading "Management of the Funds -- Distributor," Institutional Shares, Select Shares and Investor Shares of each Fund are sold on a continuous basis by the Trust's distributor, ALPS Distributors, Inc. (the "Distributor"). The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares or the lifting of restrictions on different classes of investors and/or transactions. The Distributor's principal offices are located at 1625 Broadway, Suite 2200, Denver, Colorado, 80202. Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

      Pursuant to the Distribution and Shareholder Service Plans described in the Prospectus (each a "Plan"), in connection with the distribution of Investor Shares of the Trust and/or in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services to holders of such shares, the Distributor receives certain distribution and shareholder service fees from the Trust. The distribution and shareholder service fees will not be retained by the Distributor but will instead be reallowed to the financial intermediaries who provide these services. Any amount not reallowed to financial intermediaries will be waived or reimbursed to the Fund. The Distributor may pay all or a portion of the distribution and shareholder service fees it receives from the Trust to intermediaries. The Funds pay no fees in connection with the distribution of Select Shares or Institutional Shares.

      Each Plan may be terminated by a vote of the majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by a vote of a majority of the outstanding voting securities of the relevant class. Any change in a Plan that would materially increase the cost to Investor Shares requires approval by holders of the relevant class of shares. The Trustees of the Trust review a quarterly written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plans may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the plans are in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

      The Distributor's Contract may be terminated with respect to any Fund or Investor Shares thereof at any time on 60 days' written notice without penalty either by the Distributor, by the Fund or class, or by the Trust and will terminate automatically in the event of its assignment.

      The Plans and the Distributor's Contract will continue in effect with respect to each class of shares to which they relate for two years and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the Trust's Board of Trustees or (ii) by the vote of a majority of the outstanding shares of a class, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose.

      If any Plan or the Distributor's Contract is terminated (or not renewed with respect to one or more classes), it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has not been renewed).

      The Trustees believe that the Plan will benefit the Funds and their shareholders. Based on the experience of the Funds under the Plan, and the relative success that this method of distribution has had for the Funds, the Trustees believe that the Plan will likely result in higher Fund asset levels. Higher Fund asset levels can be expected to reduce Fund expense ratios and increase the ability of the Adviser to seek out more investment opportunities for the Funds in order to obtain greater portfolio diversification.

      The Plans are "compensation" plans. This means that the fees are payable to compensate the Distributor or another intermediary for services rendered even if the amount paid exceeds the Distributor's or intermediary's expenses. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      Custodial Arrangements. The Trust's custodian is State Street Bank and Trust Company, Boston MA 02103. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to each relevant Fund. Upon instruction, the Custodian receives and delivers cash and securities of the relevant Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

      Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 3 Embarcadero Center, San Francisco, California 94111. The firm conducts an annual audit of the financial statements, assists in the preparation of the Trust's federal and state income tax returns and filings with the SEC, and consults with the Trust as to matters of accounting and federal and state income taxation.

      Codes Of Ethics. Each of the Trust (on behalf of each Fund), CSIM, Mondrian and the Distributor (as the Funds' principal underwriter) have adopted codes of ethics (each a "Code") pursuant to Rule 17j-1 of the 1940 Act. Each permits personnel subject thereto to invest in securities subject to certain conditions or restrictions. CSIM's Code permits personnel to buy or sell, directly or indirectly, securities for their own accounts. This includes securities that may be purchased or held by the Funds CSIM manages. Securities transactions by some of these individuals are subject to prior approval of CSIM's Chief Compliance Officer or designee and are subject to certain restrictions. Covered securities transactions are subject to quarterly and annual reporting and review requirements. Mondrian's Code permits personnel to buy or sell securities for their own accounts and accounts for which they are the beneficial owner so long as the investment does not lead to an actual or potential conflict of interest. This includes securities that may be purchased or held by the Funds Mondrian advises or subadvises. Securities transactions may be subject to prior approval of Mondrian's Chief Compliance Officer or his or her alternate. Most securities transactions are subject to quarterly reporting and review requirements. The Distributor's Code permits personnel subject thereto to invest in securities, including securities that the Fund may purchase or hold, so long as the individual, in the ordinary course of fulfilling his or her duties, does not have knowledge of a pending buy or sell order by the Funds. In such cases where such knowledge may exist, the individual is prohibited from engaging in such transactions while the buy or sell order is pending.

                             PORTFOLIO TRANSACTIONS

      Investment Decisions. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of Mondrian are made by it with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of Mondrian even though it could also have been purchased or sold for other clients at the same time.

      Likewise, a particular security may be purchased on behalf of one or more clients when Mondrian is selling the same security on behalf of one or more other clients. In some instances, therefore, Mondrian, acting for one client may sell a particular security to another client indirectly. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or another equitable basis so as to avoid any one account being preferred over any other account.

      Brokerage and Research Services. It is Mondrian's policy to select brokers for Fund trades on the basis of "best execution." As a fiduciary to its advisory clients, Mondrian endeavors to seek best execution for client transactions by executing securities transactions for its clients in such a manner that the client's net costs or proceeds in each transaction are the most favorable under the circumstances, i.e., by seeking to obtain not necessarily the lowest commission cost, but the best overall qualitative execution.

      In determining which broker offers best execution for a particular transaction, Mondrian maintains a list of approved brokers and Mondrian's traders consider a number of factors, including: (i) the broker's effectiveness in executing trades; (ii) the reliability, integrity, confidentiality, promptness, reputation and financial condition of the broker (including the trader's past execution history with the broker); (iii) the size of the trade, its relative difficulty and the security's trading characteristics and liquidity; (iv) the quality and breadth of products offered by the broker; and
(v) the broker's willingness to accept Mondrian's standardized commission rates.

      Mondrian may aggregate client orders for the purpose of purchasing or selling particular securities. The aggregation of orders may provide an overall benefit to Mondrian's clients by achieving, in aggregate, a relatively better purchase or sale price, lower commission expenses, lower market impact, beneficial timing of transactions, or a combination of such factors. Aggregated trades are allocated automatically among various clients by Mondrian's investment model which includes "fairness rules" designed to allocate the aggregated trades across individual client accounts in a way that is intended to ensure fair and equitable treatment on average over time for all clients.

      Mondrian may cause a fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services if Mondrian believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, Mondrian may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services may include: economic, industry, or company research reports or investment recommendations. Mondrian may use research services furnished by brokers or dealers in servicing all fund accounts, and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

      Performance Comparisons. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's and to data prepared by Lipper, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Weisenberger, The New York Times, Business Week, U.S.A. Today, Institutional Investor and other periodicals. In addition to performance information, general information about the Funds that appears in publications such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of Mondrian in comparison to other investment advisers and to other institutions.

      From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a fund.

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

      The Trust is an open-end series investment company organized as a Massachusetts business trust. A copy of the Third Amended and Restated Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of the Commonwealth of Massachusetts. The fiscal year of the Trust ends on March 31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996. Effective March 30, 2004, the Trust changed its name to the "Laudus Trust."

      Interests in the Trust's portfolios are currently represented by shares of twelve series, the Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Fund, Laudus Rosenberg Value Long/Short Equity Fund, Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in their respective Prospectuses.

      Each of the Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund is divided into three classes of shares:
Institutional Shares, Select Shares and Investor Shares.

      Each class of shares of each Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class, and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

      The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust or by the vote of the Trustees.

VOTING RIGHTS

      Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual series on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and
(ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of one series shall not be entitled to vote on matters exclusively affecting another series, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other series and the approval of the investment advisory contracts of the other series.

      Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution and shareholder service plan applicable to that class. All classes of shares of a fund will vote together, except with respect to any distribution and shareholder service plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

      There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Independent Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

      No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. Trustees may, without approval of the relevant shareholders, amend the Declaration of Trust to combine one or more series or classes of the Trust into a single series or class on such terms and conditions as the Trustees shall determine.

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the Trust at P. O. Box 8032, Boston, Massachusetts 02266. Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because proposals must comply with certain federal securities regulations.

PROXY VOTING

      The Trust's proxy voting policy is attached as Appendix A to this Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Funds' website at www.laudusfunds.com. It is also available in the Funds' Form N-PX which can be obtained on the SEC's website at www.sec.gov.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant series for all loss and expense of any shareholder of that series held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series of which he is or was a shareholder would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, CSIM has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

                     OWNERS OF 5% OR MORE OF A FUND'S SHARES


As of January 2, 2008, the officers and trustees of the Trust, as a group, owned of record, directly or beneficially, [none of the outstanding voting securities of the funds].



As of January 2, 2008, [no persons or entities owned, of record or beneficially], more than 5% of the outstanding voting securities of any class of each fund.


                 DISCLOSURE OF PORTFOLIO SECURITIES INFORMATION

      Information regarding the availability of the Funds' portfolio securities can be obtained by calling 1.800.447.3332.

      The disclosure of portfolio securities information to shareholders and other parties, prior to regular public filings, may be authorized only by the Trust's President upon prior consultation with the Funds' Subadviser and the Funds' Chief Legal Officer. Prior to authorizing the disclosure of portfolio securities, the Trust's President must determine that: (i) such disclosure is in the best interests of the Funds' shareholders; and (ii) that no conflict exists between the interests of the Funds' shareholders and those of the Funds' Adviser, Subadviser or principal underwriter.

      Portfolio securities information also may be made available on a selective basis to service providers, ratings agencies, consultants and other qualified financial professionals when the President upon prior consultation with the Funds' Subadviser and the Funds' Chief Legal Officer, determines such disclosure meets the requirements for non-selective disclosure and serves a legitimate business purpose. Agreements entered into with a service provider to whom the Funds selectively disclose portfolio securities information will generally include the confidentiality provisions customary in such agreements. Although certain of the service providers are not under formal confidentiality obligations in connection with disclosure of portfolio securities information, a fund would not continue to conduct business with a person who the Fund believes was misusing the disclosed information. Any third-party who is not a service provider to the Funds to whom the Funds selectively disclose portfolio securities information will, prior to that disclosure, be required to sign an agreement describing the permitted use of portfolio securities information and providing that: (i) the portfolio securities information will be kept confidential; (ii) the person will not trade on the basis of any material non-public information; and (iii) the information will be used only for the purpose described in the agreement. As part of its ongoing review of Fund operations, the Board of Trustees will periodically review any agreements that the Trust has entered into to selectively disclose portfolio securities information.

      A complete list of each Fund's portfolio holdings is published on the Laudus website at www.laudus.com, under "Prospectuses and Reports", typically 60-80 days after the end of each Fund's fiscal quarter. The portfolio holdings information available on the Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. The Funds provide on the website quarterly information regarding certain attributes of a fund's portfolio, such as a fund's sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

      Each Fund may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the Funds determines that the disclosure is in the best interests of the Funds and that there are no conflicts of interest between the Fund's shareholders and Fund's adviser, Subadviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

      The Funds' service providers, including, without limitation, the Adviser, Subadviser, distributor, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio securities information as frequently as daily in connection with the services they perform for the Funds. The names of those persons to whom the Funds selectively disclose portfolio securities information will be disclosed in this Statement of Additional Information. CTC, Bear Stearns, Institutional Shareholder Services and State Street Bank and Trust Company, as service providers to the Funds, are currently receiving this information on a daily basis. RR Donnelley, as a service provider to the Funds, is currently receiving this information on a quarterly basis. Service providers will be subject to a duty of confidentiality with respect to any portfolio securities information whether imposed by the provisions of the service provider's contract with the Trust or by the nature of the service provider's relationship with the Trust. In accordance with the exemptive order issued by the SEC to iShares and procedures approved by the Trust's Board of Trustees, the Trust will promptly notify iShares Funds in writing of any purchase or acquisition of shares of an iShares Fund that causes a fund to hold (i) 5% or more of such iShares Fund's total outstanding voting securities, and (ii) 10% or more of such iShares Fund's total outstanding voting securities. In addition, the adviser or Subadviser will, upon causing a fund to acquire more than 3% of an open-end iShares Fund's outstanding shares, notify the open-end iShares Fund of the investment.

      The Vanguard Group, Inc. ("Vanguard") currently receives early disclosure of portfolio securities information for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund in connection with the proposed reorganization of that Fund into the Vanguard(R) Market Neutral Fund. The early disclosure is made pursuant to the authorization of the President of the Trust. Pursuant to a confidentiality agreement entered into between Vanguard and the Trust, on behalf of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Vanguard is required to maintain the confidentiality of the portfolio securities and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.

      The Funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any Fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

      Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of Fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

      Neither the Funds nor the Funds' Adviser or Subadviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.


                        DETERMINATION OF NET ASSET VALUE

      Each business day, each Fund calculates its share price, or NAV, as of the close of the New York Stock Exchange ("NYSE"). This means that NAVs are calculated using the values of each Fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees. Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.


                        PURCHASE AND REDEMPTION OF SHARES


      The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

      As described in the Prospectus, the Trust reserves the right, in its sole discretion, to reject purchase orders for shares of a fund. As a general matter, the Trust expects that it will not accept purchase orders when the purchase price is to be paid by cash (in the form of actual currency), third party checks, checks payable in foreign currency, credit card convenience checks or traveler's checks.

      The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers have also been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives such order. Such orders will be priced at the respective Fund's net asset value per share next determined after such orders are received by an authorized broker or the broker's authorized designee.

APPENDIX A - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients for which it provides discretionary investment management services. CSIM 's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSM's Fund Administration, Legal, and Portfolio Management Departments, and chaired by CSIM's Vice President-Portfolio Operations & Analytics. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Laudus Trust, and Laudus Variable Trust (collectively, the "Funds" or "Laudus Funds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various Laudus Funds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular Laudus Funds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. CSIM has also retained Glass Lewis & Co. ("Glass Lewis"), as an additional expert in proxy voting, to assist CSIM in voting proxies of limited partnerships. Glass Lewis is an independent provider of global proxy research and voting recommendations.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

      Except under each of the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

      ISS's Proxy Procedures are not intended to cover proxies of limited partnerships ("LP Proxies"), and accordingly ISS does not provide analysis or voting recommendations for LP Proxies. To assist in its responsibility for voting LP Proxies, the Proxy Committee has received and reviewed Glass Lewis's written proxy policy guidelines ("Glass Lewis's Proxy Procedures") and has determined that Glass Lewis's Proxy Procedures are consistent with CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to Glass Lewis's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients. In general, the Proxy Committee or its designee will instruct ISS to vote an LP Proxy consistent with the recommendation provided by Glass Lewis in accordance with Glass Lewis's Proxy Procedures.

      For proxy issues, including LP Proxy issues, that are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will review the analysis and recommendation of ISS or Glass Lewis, as applicable. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

      With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

      In addition to ISS not providing analyses or recommendations for LP Proxies, there may be other circumstances in which ISS does not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.

Conflicts of Interest. Except as described above for proxies of mutual funds, where proxy issues present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures, or, in the case of LP Proxies, in accordance with Glass Lewis's recommendations as provided to ISS. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      o     proxy statements and ballots written in a foreign language;
      o     untimely and/or inadequate notice of shareholder meetings;
      o     restrictions of foreigner's ability to exercise votes;
      o     requirements to vote proxies in person;
      o requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote. In addition, certain foreign countries impose restrictions on the sale of securities for a period of time in proximity to the shareholder meeting. To avoid these trading restrictions, the Proxy Committee instructs ISS not to vote such foreign proxies.

      Securities Lending Programs. Certain of the Funds enter into securities lending arrangements with lending agents to generate additional revenue for their portfolios. In securities lending arrangements, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the lender retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date. CSIM will use its best efforts to recall a Fund's securities on loan and vote such securities' proxies if (a) the proxy relates to a special meeting of shareholders of the issuer (as opposed to the issuer's annual meeting of shareholders), or (b) the Fund owns more than 5% of the outstanding shares of the issuer. Further, it is CSIM's policy to use its best efforts to recall securities on loan and vote such securities' proxies if CSIM determines that the proxies involve a material event affecting the loaned securities. CSIM may utilize third-party service providers to assist it in identifying and evaluating whether an event is material.

      Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.

CONCISE SUMMARY OF ISS 2007 PROXY VOTING GUIDELINES:

Effective for Meetings on or after Feb. 1, 2007
Updated Dec. 15, 2006
1. AUDITORS
   Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
      - An auditor has a financial interest in or association with the company, and is therefore not independent,
      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
      -     Fees for non-audit services ("Other" fees) are excessive.

2. BOARD OF DIRECTORS
   Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
      -     Composition of the board and key board committees;
      -     Attendance at board and committee meetings;
      -     Corporate governance provisions and takeover activity;
      -     Disclosures under Section 404 of Sarbanes-Oxley Act;
      -     Long-term company performance relative to a market and peer index;
      -     Extent of the director's investment in the company;
      -     Existence of related party transactions;
      -     Whether the chairman is also serving as CEO;
      -     Whether a retired CEO sits on the board;
      -     Number of outside boards at which a director serves;
      - Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.
WITHHOLD from individual directors who:
      - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
      -     Sit on more than six public company boards;
      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.
WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
      - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;
      - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
      - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;
      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
      - The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
      - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
      -     The full board is less than majority independent.
WITHHOLD from the members of the Audit Committee if:

      - The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
      - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;
      - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
WITHHOLD from the members of the Compensation Committee if:
      - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
      - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
      - The company fails to submit one-time transfers of stock options to a shareholder vote;
      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
      -     The company has backdated options (see "Options Backdating" policy);
      - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

   Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards, and to elect all directors annually.
   Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring an independent director fill the position of chair, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
      - Has a designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
            - Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
            - Serving as liaison between the chairman and the independent directors,
            -     Approving information sent to the board,
            -     Approving meeting agendas for the board,
            - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
            - Having the authority to call meetings of the independent directors,
            - If requested by major shareholders, ensuring that he is available for consultation and direct communication;
      -     Two-thirds independent board;
      -     All-independent key committees;
      -     Established governance guidelines;
      -     The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company, and identified on the Executive compensation page of proxy analyses. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year performance, on industry peers, and index).
   Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
3. PROXY CONTESTS
   Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
      - Long-term financial performance of the target company relative to its industry;
      -     Management's track record;
      -     Background to the proxy contest;
      -     Qualifications of director nominees (both slates);
      - Strategic plan of dissident slate and quality of critique against management;
      - Likelihood that the proposed goals and objectives can be achieved (both slates);
      -     Stock ownership positions.
   Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
4. TAKEOVER DEFENSES
   Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
      -     Shareholders have approved the adoption of the plan; or
      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
      -     No lower than a 20% trigger, flip-in or flip-over;
      -     A term of no more than three years;
      - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

   Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
5. MERGERS AND CORPORATE RESTRUCTURINGS
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
      - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
      - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
      - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
      - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. STATE OF INCORPORATION
   Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.
7. CAPITAL STRUCTURE
   Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares andthat marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), vote on a CASE-BY-CASE basis, In this situation, , vote FOR the increase based on the company's performance, and whether the company's ongoing use of shares has shown prudence.
   Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

   Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION
   Poor Pay Practices
WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:
- Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
- Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
- Huge bonus payouts without justifiable performance linkage or proper disclosure;
- Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
- Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
- New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);
- Excessive severance provisions (e.g., including excessive change in control payments);
- Change in control payouts without loss of job or substantial diminution of job duties; - Internal pay disparity;
- Options backdating (covered in a separate policy); and Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
      -     The total cost of the company's equity plans is unreasonable;
      - The plan expressly permits the repricing of stock options without prior shareholder approval;
      -     There is a disconnect between CEO pay and the company's performance;
      - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
      -     The plan is a vehicle for poor pay practices.
   Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

      - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      -     Mix between cash and equity:

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

            - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      - No retirement/benefits and perquisites provided to non-employee directors; and

      - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

   Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
      -     Purchase price is at least 85% of fair market value;
      -     Offering period is 27 months or less; and
      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.
   Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
      - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5% or more of beneficial ownership of the company);
      - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
      - Company matching contribution up to 25% of employee's contribution, which is effectively a discount of 20% from market value;
      - No discount on the stock price on the date of purchase, since there is a company matching contribution.

   Options Backdating
In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
      - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
      -     Length of time of options backdating;
      -     Size of restatement due to options backdating;
      - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
      - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
   Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
      -     The triggering mechanism should be beyond the control of management;
      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation) during the five years prior to the year in which the change of control occurs;
      - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
9. CORPORATE RESPONSIBILITY
   Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
      - The company is conducting animal testing programs that are unnecessary or not required by regulation;
      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
      - The company has been the subject of recent, significant controversy related to its testing programs.
 Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products, unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;
      - The company's existing initiatives to provide its products to needy consumers;
      - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

   Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products, or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
   Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
   Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth, and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
   Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe, unless such actions are required by law in specific markets.
   Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
      - New legislation is adopted allowing development and drilling in the ANWR region;
      -     The company intends to pursue operations in the ANWR; and
      - The company has not disclosed an environmental risk report for its ANWR operations.
   Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs, unless:
      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
      -     The company does not directly source from CAFOs.
   Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
      -     The company does not maintain operations in Kyoto signatory markets;
      - The company already evaluates and substantially discloses such information; or,
      - Greenhouse gas emissions do not significantly impact the company's core businesses.

   Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.
   Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
   Outsourcing/Off-shoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report to shareholders; the existence of a publicly available code of corporate conduct that applies to international operations.
   Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.
10. MUTUAL FUND PROXIES
   Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
   Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
      -     Past performance as a closed-end fund;
      -     Market in which the fund invests;
      -     Measures taken by the board to address the discount; and
      - Past shareholder activism, board activity, and votes on related proposals.
   Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
   Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

GLASS LEWIS SUMMARY PROXY RESEARCH GUIDELINES:

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess a minimum of 2/3rds independence, a record of positive performance and directors with a breadth and depth of experience.

Any issues that arise with regards to the board of directors not addressed here will be evaluated and voted on a case-by-case basis.

Board Composition

    We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.

    We vote in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors in their capacity as board members and executives of the company and in their roles at other companies where they may have served is of the utmost importance.

    We will typically vote in favor of a board composed of a minimum of 2/3rds independent directors. Further, we believe that only independent directors should serve on a company's audit, compensation, nominating and governance committees and will support boards with such a make-up and encourage change where this is not the case.

    When chairmen and lead directors are deemed "independent" their independence should be indisputable or the company should not tout them as such.

    We believe a director is independent if she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three (3) years prior to the inquiry are usually considered to be "current" for purposes of this test. In the case of former employees, we apply a five (5) year look-back.

In our view, a director is affiliated if she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will withhold from directors for the following reasons:

     1. A director who attends less than 75% of the board and applicable committee meetings.

     2. A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

     3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director's performance:

     1.   CFO who presently sits on the board.

     2.   Director who presently sits on an excessive number of boards

     3. Director, or a director who has an immediate family member, who provides material professional services to the company at any time during the past three years

     4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company

     5.   Interlocking directorships.

All key committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders.

Audit committee members:

Audit committee members should be mindful of fees paid to the independent auditor and the services underlying those fees. It is the duty of the audit committee to oversee the company's independent auditor, its internal controls and the filing of the company's financial statements. Further, we believe shareholders are best served when the company allows for shareholder ratification of the independent auditor at each annual meeting.

Compensation committee members:

The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company's executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance.

Governance committee members:

Governance committee members should be independent. Their focus should be on implementing good corporate governance policies such as an independent chairman, or an independent lead/presiding director to endure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose any members if they fail to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.

Nominating committee members:

Nominating committee members should be independent and should fulfill their duty to shareholders by meeting to nominate new directors and taking caution not to
(re)nominate a director who should not sit on the board due to independence or other issues.

Separation of the roles of Chairman and CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not withhold votes from CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel that the annual election of directors encourages board members to focus on the interests of shareholders.

Mandatory Director Retirement Provisions

Director Term Limits

Glass Lewis believes that term limits can be in the best interests of shareholders when they are of the appropriate length. The experience of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is needed to ensure a fresh perspective in the board room and the generation of new ideas and business strategies; therefore we may support term limits that are set at not less than 10 years.

Director Age Limits

Glass Lewis believes that age limits are not in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older directors cannot contribute to the oversight of a company.


Auditor Ratification

The role of the auditor is crucial in protecting shareholder value. Glass Lewis generally supports management's recommendation regarding the selection of an auditor. Only in the following circumstances will we consider voting against:

     1.  The auditor has a conflict of interest

     2.  Non-audit fees exceed audit fees

     3.  Recent restatements involving auditor errors

Auditor Rotation

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Reporting Contributions and Political Spending

The area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Accordingly, although Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability, other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for giving are best left to the board.

Equity Based Compensation Plans

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on ten overarching principles:

1.   Companies should seek more shares only when they need them.

2. Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

3. If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

4.   Annual net share count and voting power dilution should be limited.

5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

6. The expected annual cost of the plan should be proportional to the value of the business.

7. The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.   Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

Performance Based Options

We generally recommend that shareholders vote in favor of performance based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

Linking Pay with Performance

Executive compensation should be linked directly with the performance of the business the executive is charged with managing.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Given the shareholder approval requirement of section 162(m), we believe that companies must provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We will support the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Director Compensation Plans

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Limits on Executive Compensation

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We feel the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for us to express our disapproval or support of board policy on this issue.

Limits on Executive Stock Options

We favor the grant of options to executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend voting against caps on executive stock options.

Linking Pay to Social Criteria

Proposals linking pay to social criteria will be evaluated on a case-by-case basis. Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. However, generally the board and specifically its compensation committee are in the best position to set policy on management compensation.

Full Disclosure of Executive Compensation

While we favor full disclosure for senior executives, we do not believe that shareholders will benefit from detailed reports about management employees other than the most senior. Disclosure of information regarding compensation is necessary to allow us to evaluate the extent to which a company's pay is keeping pace with its performance. However, it is rarely in shareholders' best interests to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could create internal personnel issues that would be counterproductive for the company and its shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in shareholders' best interests. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring they have a voice is the only way to safeguard their interests. Therefore, Glass Lewis typically recommends voting against these plans to protect shareholders' financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

Right of Shareholders to Call a Special Meeting

Glass Lewis will recommend voting in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

Shareholder Action by Written Consent

Glass Lewis will recommend voting in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.

Authorized Shares

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.   Stock split

2.   Shareholder defenses

3.   Financing for acquisitions

4.   Financing for operations

Unless we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend for the authorization of additional shares.


Advance Notice Requirements for Shareholder Ballot Proposals

Glass Lewis believes it is in shareholders' best interests to have the opportunity to review and vote on all proposals and director nominees that arise. As owners of the business, shareholders are capable of identifying those issues where there is sufficient information and ignoring those where there is not. Setting arbitrary notice restrictions simply limits the opportunity to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders. Accordingly, we generally do not favor these proposals.

Voting Structure

Cumulative Voting

Glass Lewis will generally recommend voting for proposals seeking to allow cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, we believe smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting generally operates as a safeguard by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit our voice in making decisions on such crucial matters as selling the business.

Majority Voting

Glass Lewis will generally vote in favor of proposals seeking to require a majority vote for the election of directors. Many companies use a plurality voting standard which ensures the election of a director with as little as one vote. We feel that directors should only serve on a board with the support of a majority of shareholders. Requiring a majority vote to elect directors would allow shareholders to exert meaningful input into determining board representation and we feel would serve as a minimal, non-disruptive safeguard of shareholder rights.


Transaction of Other Business at an Annual or Special Meeting of Shareholders

Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we recommend that shareholders typically not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Shareholder Initiatives

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. In our opinion, shareholders should use their influence to push for governance structures that protect them, including actual director elections and put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners.


Labor Practices

Glass Lewis believes decisions regarding labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business.

Non-Discrimination Policies

We believe decisions regarding human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies

Disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies

Glass Lewis believes worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

Environmental Policies

Management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Board members can be held accountable on these issues when they face re-election. Management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics.

                  APPENDIX B - RATINGS OF INVESTMENT SECURITIES

From time to time, the fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                          DOMINION BOND RATING SERVICE

BOND AND LONG TERM DEBT RATING SCALE

As is the case with all DBRS rating scales, long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA:  Highest Credit Quality
AA:  Superior Credit Quality
A:  Satisfactory Credit Quality

BBB:  Adequate Credit Quality
BB:  Speculative
B: Highly Speculative

CCC:  Very Highly Speculative
CC:  Very Highly Speculative
C:  Very Highly Speculative

"AAA" Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

"AA" Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

"A" Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

"BBB" Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

"BB" Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

"B" Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

"CCC" / "CC" / "C" Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B". Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

"D" This category indicates Bonds in default of either interest or principal.

("HIGH", "LOW") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

                COMMERCIAL PAPER AND SHORT-TERM DEBT RATING SCALE

DOMINION BOND RATING SERVICE

As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations which are relevant for the borrowing entity.

R-1: Prime Credit Quality

R-2: Adequate Credit Quality

R-3: Speculative

All three DBRS rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

"R-1 (HIGH)" Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

"R-1 (MIDDLE)" Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

"R-1 (LOW)" Short term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

"R-2 (HIGH)", "R-2 (MIDDLE)", "R-2 (LOW)" Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

"R-3 (HIGH)", "R-3 (MIDDLE)", "R-3 (LOW)" Short term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

PART C OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)   (1)   Second Amended and Restated Agreement and Declaration of Trust of
            the Registrant -- incorporated by reference to Post-Effective
            Amendment No. 45 to the Registration Statement filed on July 31,
            2003;

      (2) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

      (3) Amendment No. 2 to Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on May 28, 1999;

      (4) Amendment No. 3 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on July 28, 2000;

      (5) Amendment No. 4 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on December 4, 2000;

      (6) Amendment No. 5 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed on July 11, 2001;

      (7) Amendment No. 6 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement filed on January 16, 2002;

      (8) Amendment No. 7 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement filed on March 28, 2002;

      (9) Amendment No. 8 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

      (10) Amendment No. 9 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004;

      (11) Amendment No. 10 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on May 27, 2004;

      (12) Amendment No. 11 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on July 29, 2004;

      (13) Amendment No. 12 to the Second Amended and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 16, 2006;


      (14) Third Amendment and Restated Agreement and Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;


(b)   (1)   By-Laws of the Registrant -- incorporated by reference to
            Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

      (2) Amended By-Laws of the Registrant -- electronically filed herein as Exhibit (b)(2).

(c) Reference is made to Article 5 of the Second Amended and Restated Agreement and Declaration of Trust of the Registrant;

(d)   (1)   Management Contract between the Registrant on behalf of its Laudus
            Rosenberg U.S. Small Capitalization Fund and Charles Schwab
            Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (2) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (3) Management Contract between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (4) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and Charles Schwab Investment Management, Inc. --incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (5) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (6) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (7) Management Contract between the Registrant on behalf of its Laudus Rosenberg Global Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (8) Management Contract between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (9) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (10) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Long/Short Equity Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (11) Management Contract between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

      (12) Management Contract between the Registrant on behalf of its Laudus Rosenberg International Discovery Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed on July 28, 2006;


      (13) Management Contract between the Registrant on behalf of its Laudus Mondrian Emerging Markets Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;

      (14) Management Contract between the Registrant on behalf of its Laudus Mondrian International Fixed Income Fund and Charles Schwab Investment Management, Inc. -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007.


      (15) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (16) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Small Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (17) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Value Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (18) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (19) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Growth Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (20) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (21) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg Global Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (22) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U. S. Discovery Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (23) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (24) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Long/Short Equity Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement filed on March 12, 2004;

      (25) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg U.S. Large Capitalization Value Fund, Charles Schwab Investment Management, Inc. and AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement filed on December 22, 2005;

      (26) Subadviser Agreement between the Registrant on behalf of its Laudus Rosenberg International Discovery Fund, Charles Schwab Investment Management, Inc., AXA Rosenberg Investment Management LLC -- incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement filed on July 28, 2007;

      (27) Subadviser Agreement between the Registrant on behalf of its Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Fixed Income Fund, Charles Schwab Investment Management, Inc., Mondrian Investment Partners Limited -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;


(e) Distribution Agreement by and among the Registrant, Laudus Variable Insurance Trust, Charles Schwab Investment Management, Inc. and ALPS Distributors, Inc., -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

(f)   None;

(g) Amended and Restated Master Custodian Agreement by and among the Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

(h)   (1)   Transfer Agency and Service Agreement between the Registrant and
            Boston Financial Data Services, Inc. -- incorporated by reference to
            Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;


      (2) Amended and Restated Expense Limitation Agreement between Charles Schwab Investment Management, Inc. and the Registrant -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;


      (3) Administration Agreement by and between State Street Bank and Trust Company and the Registrant -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;

      (4) Master Fund Accounting and Services Agreement between the Registrant and State Street Bank and Trust Company -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on July 28, 2007;


(i)   Legal Opinion -- Not applicable.


(j)   Independent Public Accountant's Consent -- Not applicable.

(k)   None;

(l) Investment letter regarding initial capital -- incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement filed on July 31, 2003;

(m)   Not applicable;

(n) Further Amended and Restated Multi-Class Plan -- incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement filed on July 29, 2005;


(o)   (1)   Power of Attorney of Nils H. Hakansson -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;



      (2) Power of Attorney of Mariann Byerwalter -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;



      (3) Power of Attorney of William A. Hasler -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;



      (4) Power of Attorney of Randall W. Merk -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;

      (5) Power of Attorney of George Pereira -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;


(p)   (1)   Code of Ethics of the Registrant and Charles Schwab Investment
            Management, Inc., investment adviser to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration
            Statement filed on May 27, 2005;

      (2) Code of Ethics of AXA Rosenberg Investment Management LLC, investment subadviser to the Funds -- incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement filed on May 27, 2005;

      (3) Code of Ethics of ALPS Distributors, Inc., principal underwriter to the Fund -- incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on April 14, 2006;


      (4) Code of Ethics of Mondrian Investment Partners LLP, investment subadviser to the Laudus Mondrian Emerging Markets Fund and Laudus International Fixed Income Fund -- incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement filed on October 23, 2007;


      ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      The Board of Trustees of the Registrant is identical to that of the Laudus Variable Insurance Trust and similar to the Board of Trustees of other Funds advised by Charles Schwab Investment Management, Inc. However, the officers of the Fund are different. That fact, together with the fact that the power residing in the respective boards and officers arises as the result of an official position with the Fund, leads the Registrant to take the position that it is not under common control with these other Funds.

ITEM 25. INDEMNIFICATION.

(a) Indemnification

      Article VIII of the Registrant's Second Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):

                                  ARTICLE VIII

                                 Indemnification

      SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

      SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

      SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

      SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

(b) Summary of Indemnification Provisions

      The Trust shall indemnify each of its Trustees and officers against all liabilities, expenses and counsel fees reasonably incurred in the defense or disposition of any action, suit or proceeding in which the Trustee or officer is involved because of his or her role as a Trustee or officer unless, in the final adjudication of that action, suit or proceeding, the Trustee or officer was found to have acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. This right of indemnification is not exclusive.

      Any shareholder held personally liable solely by reason of having been a shareholder shall be entitled to be held harmless from and indemnified against all loss or expense arising from such liability.

(c) Insurance

      The Trust maintains Professional Liability Insurance for each of its directors and officers. The Trust's policy is carried by the American International Specialty Lines Insurance Company and insures each director and officer against professional liability for decisions made in connection with the Trust, to the extent permitted by the 1940 Act, up to a maximum of $3,000,000.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      The Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989, also serves as the investment manager to the Laudus Variable Insurance Trust, Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to the Schwab Capital Trust, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, investment adviser to the Registrant and the Laudus Variable Insurance Trust and an investment adviser to certain non-investment company clients.

      The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser (CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below.

                                                              CONNECTION WITH
NAME AND POSITION WITH ADVISER   NAME OF COMPANY               OTHER COMPANY
------------------------------   ---------------            --------------------
Charles R. Schwab                Charles Schwab & Co.,      Chairman
Chairman                         Inc.

                                 The Charles Schwab Bank,   Chairman, Director
                                 N.A.
                                 The Charles Schwab         Chairman; Chief
                                 Corporation                Executive Officer
                                 Schwab Holdings, Inc.      Chief Executive Officer
                                 Schwab International       Chairman and Chief
                                 Holdings, Inc.             Executive Officer
                                 Schwab (SIS) Holdings,     Chairman and Chief
                                 Inc.                       Executive Officer
                                 Charles Schwab Holdings    Chairman
                                 (UK)
                                 Charles and Helen Schwab   Director
                                 Foundation
                                 All Kinds of Minds         Director
                                 Stanford University        Trustee
                                 United States Trust        Chairman, Director
                                 Company of New York

                                 U.S. Trust Company         Chairman, Director
                                 U.S. Trust Corporation     Chairman, Director
                                 Schwab Funds               Trustee and Chairman

Randall W. Merk                  Charles Schwab & Co.,      Executive Vice President
President, Chief Executive       Inc.
Officer & Director
                                 Laudus Trust               Trustee; President and
                                                            Chief Executive Officer
                                 Laudus Variable
                                 Insurance Trust

                                 Charles Schwab Worldwide   Director
                                 Funds, PLC

                                 Charles Schwab Asset       Director
                                 Management
                                 (Ireland) Limited

                                 Excelsior Funds Inc.       Trustee
                                 Excelsior Tax-Exempt
                                 Funds, Inc.
                                 Excelsior Funds Trust

Koji Felton                      Schwab Funds               Secretary and Chief
Senior Vice President,                                      Legal Officer
Chief Counsel and Corporate
Secretary
                                 Charles Schwab & Co. Inc.  Senior Vice President,
                                                            Deputy General Counsel

                                 Excelsior Funds Inc.       Chief Legal Officer and
                                                            Secretary
                                 Excelsior Tax-Exempt
                                 Funds, Inc.
                                 Excelsior Funds Trust

George Pereira                   Schwab Funds               Treasurer and Principal
Senior Vice President and                                   Financial Officer
Chief Financial Officer
                                 Laudus Trust and Laudus    Chief Financial Officer
                                 Variable Insurance Trust

                                 Charles Schwab Worldwide   Director
                                 Funds, PLC
                                 Charles Schwab Asset       Director
                                 Management
                                 (Ireland) Limited

                                 Excelsior Funds Inc.       Chief Financial Officer
                                                            and Chief
                                 Excelsior Tax-Exempt       Accounting Officer
                                 Funds, Inc.
                                 Excelsior Funds Trust
                                 Mutual Fund Division,      Chief Financial Officer
                                 UST Advisers, Inc.


                                                              CONNECTION WITH
NAME AND POSITION WITH ADVISER   NAME OF COMPANY               OTHER COMPANY
------------------------------   ---------------            --------------------
Jeffrey M. Mortimer              Laudus Trust and Laudus    Vice President and Chief
Senior Vice President and        Variable Insurance Trust   Investment Officer
Chief Investment Officer,
Equities

                                 Schwab Funds               Senior Vice President
                                                            and Chief Investment Officer

Randall Fillmore                 Schwab Funds               Chief Compliance Officer
Senior Vice President and
Chief Compliance Officer

                                 Laudus Trust and Laudus    Chief Compliance Officer
                                 Variable Insurance Trust

                                 Charles Schwab & Co.,      Senior Vice President
                                 Inc.

                                 Excelsior Funds Inc.       Chief Compliance Officer
                                 Excelsior Tax-Exempt
                                 Funds, Inc.
                                 Excelsior Funds Trust

Kimon P. Daifotis                Schwab Funds               Senior Vice President
Senior Vice President and                                   and Chief Investment Officer
Chief Investment Officer,
Fixed Income

      AXA Rosenberg Investment Management LLC (the "Subadviser") was organized as a limited liability company under the laws of the State of Delaware in 1998, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Subadviser provides investment advisory services to a substantial number of institutional investors and to the Laudus Rosenberg International Discovery Fund.

Set forth below are the substantial business engagements during at least the past two fiscal years of each director or officer of the Subadviser:


NAME AND POSITION                     NAME OF             CONNECTION WITH
WITH SUBADVISER                    OTHER COMPANY           OTHER COMPANY
---------------                   ---------------   ----------------------------
Kenneth Reid                      Barr Rosenberg    Director
Global Chief Investment Officer   Research Center

William Ricks                     --                --
Chief Executive Officer and
Chief Investment Officer,
North America

Thomas Mead                       Barr Rosenberg    Director; Deputy Director,
Global Research Director          Research Center   1999 to 2002

ITEM 27. PRINCIPAL UNDERWRITERS:

(a) ALPS Distributors, Inc. (the "Distributor") is the principal underwriter of the Trust's Institutional Class, Investor Class and Adviser Class shares. The Distributor is also the principal underwriter for the Laudus Variable Insurance Trust.

(b) Information with respect to the Distributor's directors and officers is as follows:


                                                                 POSITIONS AND
                             POSITIONS AND OFFICES                OFFICES WITH
NAME                           WITH UNDERWRITER                    REGISTRANT
----               ----------------------------------------   ------------------
Edmund J. Burke    President                                  None
Thomas A. Carter   Managing Director - Sales and Finance;     None
                   Treasurer

Jeremy O. May      Managing Director - Operations and
                   Client Service; Secretary                  None
Diana Adamas       Vice President, Controller                 None
Tane Tyler         Chief Legal Officer, Assistant Secretary   None
Brad Swenson       Chief Compliance Officer                   None

      The principal business address of all directors and officers of the Distributor is 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

(c) None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 61 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 17th day of December, 2007.

                                        LAUDUS TRUST

                                        By: Randall W. Merk*
                                            ----------------
                                            Randall W. Merk
                                            President & Chief Executive Officer

      Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 17th day of December, 2007.

Signature                           Title
---------                           -----

Randall W. Merk*                    Trustee, President & Chief Executive Officer
----------------
Randall W. Merk

George Pereira*                     Treasurer and Chief Financial
--------------                      Officer (Principal Financial and
George Pereira                      Accounting Officer)

Mariann Byerwalter*                 Trustee
------------------
Mariann Byerwalter

Nils Hakansson*                     Trustee
---------------
Nils Hakansson

William A. Hasler*                  Trustee
------------------
William A. Hasler

*By: /s/ Timothy W. Levin
     --------------------
       Timothy W. Levin, Attorney-in-Fact
       Pursuant to Power of Attorney